UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: VANGUARD WHITEHALL FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2002 - October 31, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R)  SELECTED  VALUE FUND
OCTOBER  31, 2003

[GRAPHIC]

annual report

THE VANGUARD GROUP(R)[LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

 1   LETTER FROM THE CHAIRMAN
 6   REPORT FROM THE ADVISOR
10   FUND PROFILE
11   GLOSSARY OF INVESTMENT TERMS
12   PERFORMANCE SUMMARY
13   YOUR FUND'S AFTER-TAX RETURNS
14   ABOUT YOUR FUND'S EXPENSES
15   FINANCIAL STATEMENTS
23   ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------
SUMMARY

*    Vanguard Selected Value Fund returned 27.7% during its 2003 fiscal year.
* The fund's return lagged those of both its average mutual fund competitor (34.7%) and its unmanaged benchmark index (33.5%).
* The fund's weak relative performance was attributable primarily to its strict value- oriented investment mandate, which led it to underallocate assets to some sectors that performed extremely well in the second half of the period.
--------------------------------------------------------------------------------
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get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Vanguard Selected Value Fund returned 27.7% during its 2003 fiscal year, an excellent result on an absolute scale but one that fell short of the fund's comparative standards. The fund's strategy, which emphasizes dividend-paying, undervalued stocks of mid-capitalization companies, was responsible for much of the underperformance. This strategy led to an underallocation of assets to some outperforming industry sectors during the stock market rally of the second half of the fiscal year.

The adjacent table presents the fund's fiscal-year total return, along with those of the fund's benchmark index, the average mid-cap value fund, and the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index. Details of the fund's performance, including changes in net asset values per share and per-share distribution amounts, can be found in the table on page 5. If you own the Selected Value Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.
-----------------------------------------------------
2003 TOTAL RETURNS                  FISCAL YEAR ENDED
                                           OCTOBER 31
-----------------------------------------------------
VANGUARD SELECTED VALUE FUND                    27.7%
Russell Midcap Value Index                      33.5
Average Mid-Cap Value Fund*                     34.7
Wilshire 5000 Index                             24.4
-----------------------------------------------------
*Derived from data provided by Lipper Inc.


STOCKS  STAGED  A REMARKABLE TURNAROUND

Weak economic data and the prospect of war with Iraq helped depress U.S. stock prices early in the fiscal year, but the outbreak of fighting in mid-March had a cathartic effect. The U.S. military's quick advance, combined with rosier reports on the nation's economy and corporate earnings, helped launch a surprisingly strong and sustained rally.

For the full 12 months, the Wilshire 5000 Index returned 24.4%. Gains were substantially similar overall for growth and value stocks (i.e., stocks that sport a premium price for their earnings-growth potential versus those with bargain-basement price tags relative to earnings, book value, or other measures), but there was a wide divide between stocks of small and large companies. The 43.4% return of the small-capitalization Russell 2000 Index was nearly double the result of the large-cap-dominated Russell 1000 Index. The gains were equally impressive overseas, particularly in emerging markets and the Pacific Rim nations. In the aggregate, international markets outpaced the U.S. market during the 12 months. For U.S.-based investors, a weakening of the dollar against most major currencies boosted the results from abroad.

"JUNK" BOND RETURNS RIVALED THE GAINS OF STOCKS

In the bond market, higher risk correlated with higher returns during the fiscal year, with below-investment-grade bonds posting results that outpaced those of the equity markets. The Lehman Brothers High Yield Bond Index surged 33.8%. Meanwhile, U.S. Treasury securities--considered to be risk-free--posted returns in the low single digits, with interest income offsetting a decline in prices. As bond prices fell, yields rose. At the fiscal year-end, the yield of the 10-year Treasury note stood at 4.29%, 40 basis points (0.40 percentage point) higher than at the start of the period.

The pattern was different among debt securities with the shortest maturities, which are influenced more strongly by the Federal Reserve Board's interest rate moves than by market forces. During the fiscal year, the Fed slashed its target federal funds rate by 75 basis points to 1.00%, the lowest level since 1958. The yield of the 3-month Treasury bill, a fair proxy for money market interest rates, fell by 50 basis points to end the period at 0.95%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2003
                                                  ------------------------------
                                                     ONE         THREE      FIVE
                                                    YEAR         YEARS     YEARS
--------------------------------------------------------------------------------
STOCKS
  Russell 1000 Index (Large-caps)                  22.3%         -8.2%      1.1%
  Russell 2000 Index (Small-caps)                  43.4           3.4       8.3
  Wilshire 5000 Index (Entire market)              24.4          -7.1       1.7
  MSCI All Country World Index Free
    ex USA (International)                         30.4          -4.4       1.4
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                       4.9%          8.4%      6.5%
    (Broad taxable market)
  Lehman Municipal Bond Index                       5.1           7.1       5.6
  Citigroup 3-Month Treasury Bill Index             1.2           2.6       3.6
================================================================================
CPI
  Consumer Price Index                              2.0%          2.1%      2.4%
--------------------------------------------------------------------------------

THE FUND HAD  STRONG  ABSOLUTE  RETURNS,  BUT WAS  HELD  BACK BY ITS  INVESTMENT
MANDATE

While the Selected Value Fund's return of 27.7% for the period was excellent on an absolute basis, it did not measure up to the average result for peer funds and fell nearly 6 percentage points behind the gain of the benchmark index.

By mandate, your fund invests in stocks of mid-capitalization companies that are out of favor with investors and appear undervalued, but yet seem poised for improvement in the fundamental characteristics--primarily revenues and earnings--that drive increases in share price. During the past fiscal year, however, the market's biggest winners were smaller stocks with higher valuations in industries such as technology. These issues saw much larger gains than the type of stocks your fund invests in-- dividend-paying stocks in traditionally less-tempestuous corners of the economy, such as financial services and consumer discretionary. The fund continues to offer an attractive dividend yield of 2.2%, an income cushion that has been a benefit to shareholders during both good and bad times.

The fund's relative weakness compared with the index and average peer was primarily a function of its unwillingness to pursue those pricier stocks that performed so well. Selected Value also held some stocks that were not among the top performers in the financial services sector. The fund's financial services holdings, which amounted to 22% of its assets as of October 31, earned a 20% return, while the financial stocks in the Russell Midcap Value Index made up 32% of the index capitalization and returned 29%. The fund also maintained its aversion to technology stocks, which the advisor believes have unreasonably high valuations at present.

The fund typically finds the types of stocks that do meet its mandate in the consumer discretionary sector (18% of assets as of October 31 and a 44% return) and the consumer staples sector (12% of assets and a 27% return). The strong returns for both groups during the fiscal year were fueled by signs of economic recovery and resulting improvements in consumer spending.

For more details on the investment environment in which the fund operated and on specific securities that shaped performance, see the Report from the Advisor on page 6.

THE FUND'S LONG-TERM RECORD CONTINUES TO IMPROVE

Vanguard Selected Value Fund began operations on February 15, 1996, during the early stages of a lengthy bull market for U.S. stocks. This was a singularly unwelcoming environment for a value-focused fund, and we got off to a poor start.

That said, since James Barrow, of Barrow, Hanley, Mewhinney & Strauss, assumed responsibility for the fund's management in 1999, the fund's performance has shown marked improvement, and the gap in average annual returns between the fund and its benchmarks has narrowed. An investment of $25,000 made at the start of 1999 would have been worth $36,457 as of October 31, 2003, while similar investments in the average mid-cap value fund and the Russell Midcap Value Index would have been worth $40,194 and $35,394, respectively.

-----------------------------------------------------
TOTAL RETURNS             FEBRUARY 15, 1996*, THROUGH
                                     OCTOBER 31, 2003
-----------------------------------------------------
                          AVERAGE      FINAL VALUE OF
                           ANNUAL           A $25,000
                           RETURN  INITIAL INVESTMENT
-----------------------------------------------------
Selected Value Fund          6.9%             $41,846
Russell Midcap Value Index  11.4               57,285
Average Mid-Cap
  Value Fund                11.7               58,514
Wilshire 5000 Index          7.9               44,916
-----------------------------------------------------
*Fund inception.

The Selected Value Fund's steadfast adherence to a disciplined, value-oriented strategy that has at times been at odds with market sentiment during the past few years, but yet has proven itself over the long term, reaffirms our confidence in Barrow, Hanley, Mewhinney & Strauss. In addition, the fund's low costs continue to offer a competitive advantage that also makes a difference to your bottom line. (Please see page 14 for a comparison of your fund's expense ratio with the average cost of its competitors.)

THE DEPTH OF OUR COMMITMENT TO OUR SHAREHOLDERS

As the recent years of tumult in the stock market have shown, the greatest certainty in investing is uncertainty. Because no one has yet been able to predict market movements with any accuracy, Vanguard continues to stress the importance of forging a sound, balanced investment plan and sticking to it through good times and bad.

In light of the shocking allegations about market-timing and late trading at some investment management firms, I feel compelled to close this letter with an assurance that Vanguard has policies and procedures in place to identify and deter such behavior. In addition, I have great confidence in the ethics, integrity, and character of the Vanguard crew-- values that receive strong institutional support from our mutual corporate structure, which channels all our efforts into the creation of wealth for our shareholders.

Thank you for your continuing confidence in Vanguard.



Sincerely,


/S/John J. Brennan
JOHN J. BRENNAN

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
NOVEMBER 20, 2003


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            OCTOBER 31, 2002-OCTOBER 31, 2003

                                                   DISTRIBUTIONS PER SHARE
                                                 -------------------------------
                                 STARTING      ENDING       INCOME       CAPITAL
                              SHARE PRICE SHARE PRICE    DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Selected Value Fund                $11.27      $14.10        $0.24         $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Vanguard Selected Value Fund posted a return of 27.7% for the 12 months ended October 31, 2003, compared with results of 33.5% for the Russell Midcap Value Index and 34.7% for the average mid-capitalization value fund.

THE INVESTMENT ENVIRONMENT

Stock returns were much better in fiscal 2003 than in the recent past. We believe that the market bottomed during the first half of the period, as money flowed out of stock funds and poured into bonds and money market instruments. However, stocks generated a majority of the year's positive results, demonstrating once again that the consensus is seldom right. Stocks' upward trend resulted from low interest rates, but a bull market always "climbs a wall of worry." Earnings are improving, and investors are now focusing on results in 2004 and beyond.

We are somewhat concerned about market leadership. In fiscal 2003, the most expensive companies turned in the best performances. If we consider midcap stocks as our universe, those stocks that began the fiscal year with the highest price/earnings (P/E) multiples ended up outperforming significantly. The fact that these valuation characteristics were at odds with the Selected Value Fund's mid-cap value philosophy largely explains the fund's disappointing performance on a relative basis. As long-term shareholders well remember, our selections seem to do better in poor markets and to lag during robust expansions. Overall, we are glad stocks had good returns and will try not to give the fund's return back.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY

     The advisor believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.
--------------------------------------------------------------------------------

Over the past several months, the new dance step on television and in the financial press has been the "perp walk." The seemingly continuous stream of accusations and indictments of "trusted" corporate leaders is very troubling. Corporate America is still in the midst of cleaning up the mess resulting from the excesses of 1999-2001. Even though some market pundits claimed back then that we were in a new era and that the old rules no longer fit, in the bright light of day, right is right and there are not many gray areas. Corporate leaders must be held responsible for their actions. Fiduciary obligations are important. Corporate looting by management will not be tolerated and must be punished. All investors must be treated with honesty and equality.

OUR SUCCESSES

During the fiscal year, some of the fund's best performers were well positioned to take advantage of the improving economy and continued strong consumer spending. These included Goodrich, Royal Caribbean Cruises, Dollar General, Radian Group, and Brunswick. In the health care sector, Mylan Laboratories benefited from the continued push for, and growth of, generic drugs.

OUR SHORTFALLS

Selected Value's lack of exposure to technology stocks was responsible for more than two-thirds of the fund's underperformance relative to the index. We do own technology when it fits, but for now valuations in this sector appear to be stretched.

OUR PORTFOLIO POSITIONING

We continue to find opportunities to invest in companies that feature high dividend yields and low P/E and price/book ratios and that, in our opinion, have significant potential for appreciation. No particular areas have dominated our selection process; we have added names in such varied sectors as health care, financial services, utilities, and consumer discretionary.

JAMES P. BARROW, PORTFOLIO MANAGER
BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
NOVEMBER 13, 2003

(TABLES SHOWING SIGNIFICANT PORTFOLIO CHANGES APPEAR ON PAGES 8 AND 9.)

--------------------------------------------------------------------------------
SIGNIFICANT PORTFOLIO CHANGES FISCAL                 YEAR ENDED OCTOBER 31, 2003
NEW HOLDINGS    COMMENTS
--------------------------------------------------------------------------------
American  Financial  Realty  Trust
               This company employs the unique strategy of acquiring and operating properties leased to financial institutions. It has a very stable cash flow and an 8% dividend yield, and we see significant (albeit intermittent) opportunities for growth that should lead to higher earnings and higher dividend levels.
--------------------------------------------------------------------------------
El Paso
               The company's valuation, at less than 2.5 times cash flow, reflects the meltdown in the merchant energy sector in the late 1990s. However, El Paso has quietly nurtured a successful exploration and production company, having retained significant cash-generating midstream assets and restructured its balance sheet. It is still vulnerable to losses as it works to unwind its "trading book," but as the largest U.S. pipeline company, it possesses a great asset base. We believe that new management, a focus on the balance sheet, and a simplified strategy will lead to significant valuation improvement.
--------------------------------------------------------------------------------
FirstEnergy
               With a history of operator problems, FirstEnergy was initially blamed for August's East Coast blackout. However, after it became clear that this was highly unlikely, we were left with a traditional utility that possessed substantial cash flow, had a 5.8% yield, and was trading close to book value at less than nine times earnings. The company continues to work through its operational issues, which should lead to significant improvement in its underlying earnings.
--------------------------------------------------------------------------------
Triad Hospitals
               Hospital stocks have come under pressure due to concerns about weak usage trends and escalating bad-debt expenses. Since it was spun off from HCA in 1999, Triad has steadily improved its profitability. It is well positioned to benefit from favorable demographic trends and has a unique, profitable strategy of partnering with strong, not-for-profit hospitals.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ELIMINATED     COMMENTS
--------------------------------------------------------------------------------
BJ Services
               This  had  been  one of our  best  holdings  in the oil  services industry.  But even at today's level of energy  prices,  drilling demand is not robust and profits are depressed.  We felt that the stock's high P/E ratio and low level of predictability were a bad combination, so we sold it.
--------------------------------------------------------------------------------
Deluxe
               While  management has done all the right  things--such  as buying back stock and paying  dividends--and  earnings  have held up, we sold the stock  partly on the basis of price.  It had been a good holding,  but we had concerns about the reality of the "checkless society."  Companies  become  difficult to run well when revenues begin to fall significantly.
--------------------------------------------------------------------------------
VISX
               We sold this holding because it met our price objective.
--------------------------------------------------------------------------------
                                                      SEE PAGE 15 FOR A COMPLETE
                                                 LISTING OF THE FUND'S HOLDINGS.

FUND PROFILE
AS OF 10/31/2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.

SELECTED VALUE FUND
---------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                   COMPARATIVE      BROAD
                            FUND        INDEX*    INDEX**
---------------------------------------------------------
Number of Stocks              41           595      5,270
Median Market Cap          $4.2B         $5.0B     $26.9B
Price/Earnings Ratio       22.5x         19.5x      22.8x
Price/Book Ratio            1.6x          1.9x       2.9x
Yield                       2.2%          2.1%       1.6%
Return on Equity           11.6%         13.1%      19.7%
Earnings Growth Rate       -4.0%          3.4%       7.6%
Foreign Holdings            0.0%          0.0%       0.8%
Turnover Rate                40%            --         --
Expense Ratio              0.78%            --         --
Cash Investments              2%            --         --
---------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Triad Hospitals, Inc.                   3.4%
  (health care)
The Stanley Works                       3.2
  (household products)
Carolina Group                          3.2
  (food, beverage, and tobacco)
UST, Inc.                               3.1
  (tobacco)
Radian Group, Inc.                      3.1
  (financial services)
TCF Financial Corp.                     3.1
  (savings and loan)
Goodrich Corp.                          3.1
  (aerospace and defense)
El Paso Corp.                           3.1
  (energy)
Brunswick Corp.                         3.0
  (automotive and transport equipment)
Dean Foods Co.                          2.9
  (food, beverage, and tobacco)
--------------------------------------------
Top Ten                                31.2%
--------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

----------------------------------------------------------------
VOLATILITY MEASURES
                                   COMPARATIVE             BROAD
                            FUND        INDEX*    FUND   INDEX**
----------------------------------------------------------------
R-Squared                   0.86          1.00    0.56      1.00
Beta                        0.98          1.00    0.68      1.00
----------------------------------------------------------------

----------------------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)
                                           COMPARATIVE     BROAD
                                   FUND         INDEX*   INDEX**
----------------------------------------------------------------
Auto & Transportation                1%             3%        3%
Consumer Discretionary              18             13        16
Consumer Staples                    12              4         7
Financial Services                  22             32        23
Health Care                         10              3        13
Integrated Oils                      0              2         3
Other Energy                        10              3         2
Materials & Processing               6              8         4
Producer Durables                    3              6         4
Technology                           0              9        15
Utilities                           12             12         7
Other                                4              5         3
----------------------------------------------------------------
Cash Investments                     2%            --        --
----------------------------------------------------------------

-------------------------------
INVESTMENT FOCUS

MARKET CAP               Medium
STYLE                     Value
-------------------------------

*Russell Midcap Value Index.
**Wilshire 5000 Index.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
AS OF 10/31/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

SELECTED VALUE FUND
-----------------------------------------------------------------------
CUMULATIVE PERFORMANCE     FEBRUARY 15, 1996-OCTOBER 31, 2003

{Mountain Chart}
-----------------------------------------------------------------------
MONTH   YEAR     SELECTED    WILSHIRE   RUSSELL MIDCAP  AVERAGE MID-CAP
                    VALUE        5000            VALUE            VALUE
                    FUND*       INDEX            INDEX           FUND**
-----------------------------------------------------------------------
   02   1996        25000       25000            25000            25000
   04   1996        26575       25678            25374            26529
   07   1996        23725       24751            24423            25122
   10   1996        25175       27279            27076            27521
   01   1997        27627       30298            29556            29956
   04   1997        26916       30207            29879            29129
   07   1997        33341       36434            35251            34860
   10   1997        32960       35897            35875            35747
   01   1998        31835       37963            37757            36013
   04   1998        35887       43272            42117            40772
   07   1998        29954       42642            39172            36393
   10   1998        27094       41207            37936            33499
   01   1999        27839       48318            39519            35819
   04   1999        29027       50681            42915            37429
   07   1999        30573       50466            42495            38839
   10   1999        26928       51786            40099            36410
   01   2000        25611       55194            38000            38147
   04   2000        29150       56667            40988            41549
   07   2000        29318       55935            41077            42377
   10   2000        32070       55981            44849            44285
   01   2001        33875       53276            47994            47787
   04   2001        36371       48678            49022            49888
   07   2001        39124       47541            49542            52450
   10   2001        34621       41685            44232            45755
   01   2002        37614       45113            49787            51008
   04   2002        42352       43867            53147            54857
   07   2002        35288       37050            45735            47279
   10   2002        32759       36095            42917            43431
   01   2003        33032       35240            43302            43091
   04   2003        34160       37908            45979            46173
   07   2003        38878       41801            51941            54702
   10   2003        41846       44916            57285            58514
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED OCTOBER 31, 2003
                                ------------------------------       FINAL VALUE
                                    ONE      FIVE        SINCE      OF A $25,000
                                   YEAR     YEARS    INCEPTION        INVESTMENT
--------------------------------------------------------------------------------
Selected Value Fund*             26.49%     9.08%        6.91%           $41,846
Wilshire 5000 Index              24.44      1.74         7.90             44,916
Russell Midcap Value Index       33.48      8.59        11.36             57,285
Average Mid-Cap Value Fund**     34.73     11.80        11.67             58,514
--------------------------------------------------------------------------------

-------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%)
         FEBRUARY 15, 1996-OCTOBER 31, 2003
-------------------------------------------
                             RUSSELL MIDCAP
FISCAL                  TOTAL         VALUE
YEAR                   RETURN         INDEX
-------------------------------------------
1996                      0.7           8.3
1997                     30.9          32.5
1998                    -17.8           5.7
1999                     -0.6           5.7
2000                     19.1          11.8
2001                      8.0          -1.4
2002                     -5.4          -3.0
2003                     27.7          33.5
-------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

--------------------------------------------------------------------------------
                                                             SINCE INCEPTION
                                    ONE        FIVE     ------------------------
                 INCEPTION DATE    YEAR       YEARS    CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Selected Value Fund   2/15/1996  23.38%      10.33%      5.09%    1.24%    6.33%
 Fee-Adjusted Returns*           22.17       10.33       5.09     1.24     6.33
--------------------------------------------------------------------------------
*Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.
**Derived from data provided by Lipper Inc.
Note: See FINANCIAL HIGHLIGHTS table on page 19 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income." (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED OCTOBER 31, 2003
                                                                           SINCE
                                          ONE YEAR*   FIVE YEARS     INCEPTION**
--------------------------------------------------------------------------------
SELECTED VALUE FUND
   Returns Before Taxes                      26.49%        9.08%           6.91%
   Returns After Taxes on Distributions      25.47         8.26            6.13
   Returns After Taxes on Distributions
      and Sale of Fund Shares                17.01         7.35            5.52
--------------------------------------------------------------------------------
*Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.
**February 15, 1996.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended October 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------
                        COST OF $10,000          FUND    PEER GROUP*
                     INVESTMENT IN FUND EXPENSE RATIO  EXPENSE RATIO
--------------------------------------------------------------------
SELECTED VALUE FUND                 $89         0.78%          1.58%
--------------------------------------------------------------------
*Average Mid-Cap Value Fund.
The calculation assumes that no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

AS OF 10/31/2003
FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of TOTAL INVESTMENTS to calculate the fund's NET ASSETS. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or NET ASSET VALUE (NAV) PER SHARE.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of PAID-IN CAPITAL (money invested by shareholders). The amounts shown for UNDISTRIBUTED NET INVESTMENT INCOME and ACCUMULATED NET REALIZED GAINS usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any ACCUMULATED NET REALIZED LOSSES, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. UNREALIZED APPRECIATION (DEPRECIATION) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------
                                                  MARKET
                                                  VALUE*
SELECTED VALUE FUND                 SHARES         (000)
--------------------------------------------------------
COMMON STOCKS (97.6%)
--------------------------------------------------------
AUTO & TRANSPORTATION (1.2%)
  Genuine Parts Co.               $492,600       $15,675
                                                 -------
CONSUMER DISCRETIONARY (17.8%)
  The Stanley Works              1,219,200        40,648
  Royal Caribbean Cruises, Ltd.  1,202,500        35,726
* Service Corp. International    7,021,700        34,055
  IKON Office Solutions, Inc.    3,750,400        31,503
  Viad Corp.                     1,120,200        27,983
  Dollar General Corp.           1,186,100        26,652
  Wendy's International, Inc.      688,900        25,524
* Brinker International, Inc.      113,800         3,622
                                                 -------
                                                 225,713
CONSUMER STAPLES (11.9%)
  Carolina Group                 1,603,600        40,170
  UST, Inc.                      1,170,700        39,827
* Dean Foods Co.                 1,214,650        36,743
  R.J. Reynolds Tobacco
    Holdings, Inc.                 695,400        33,400
                                                 -------
                                                 150,140
                                                 -------
FINANCIAL SERVICES (21.9%)
  Radian Group, Inc.               750,700        39,712
  TCF Financial Corp.              750,500        39,161
  Equity Office Properties
    Trust REIT                   1,253,700        35,116
  American Financial Realty
    Trust REIT                   2,164,000        32,893
  Crescent Real Estate, Inc.REIT 2,135,900        32,786
  American Financial Group, Inc. 1,321,300        29,425
  XL Capital Ltd. Class A          353,500        24,568
  Ryder System, Inc.               732,600        21,978
  Axis Capital Holdings Ltd.       877,200        21,974
                                                 -------
                                                 277,613
                                                 -------
HEALTH CARE (9.7%)
* Triad Hospitals, Inc.          1,398,400        42,973
* Tenet Healthcare Corp.         2,275,300        31,399
  IMS Health, Inc.               1,125,000        26,471
  Mylan Laboratories, Inc.         907,500        21,916
                                                 -------
                                                 122,759
                                                 -------
MATERIALS & PROCESSING (5.8%)
  MeadWestvaco Corp.             1,353,200        35,075
  Eastman Chemical Co.             723,900        23,498
  Millennium Chemicals, Inc.     1,505,100        15,081
                                                 -------
                                                  73,654
                                                 -------
OTHER ENERGY (9.8%)
  El Paso Corp.                  5,278,400        38,743
  Kerr-McGee Corp.                 828,000        34,362
* Reliant Resources, Inc.        5,867,400        29,044
  GlobalSantaFe Corp.              950,585        21,398
                                                 -------
                                                 123,547
                                                 -------

--------------------------------------------------------
                                                  MARKET
                                                  VALUE*
SELECTED VALUE FUND                 SHARES         (000)
--------------------------------------------------------
PRODUCER DURABLES (3.1%)
  Goodrich Corp.                 1,405,100       $38,809
                                                 -------
UTILITIES (11.9%)
  Xcel Energy, Inc.              2,050,000        33,620
  FirstEnergy Corp.                953,800        32,801
  Entergy Corp.                    548,200        29,548
  Pinnacle West Capital Corp.      774,700        28,323
  CenterPoint Energy Inc.        2,715,900        26,643
                                                 -------
                                                 150,935
OTHER (4.5%)
  Brunswick Corp.                1,283,300        38,076
  ITT Industries, Inc.             268,700        18,269
                                                 -------
                                                  56,345
--------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,129,454)                            1,235,190
--------------------------------------------------------
                                      FACE
                                    AMOUNT
                                     (000)
--------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.7%)
--------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.065%, 11/3/2003                $29,216        29,216
  1.064%, 11/3/2003---Note G        68,025        68,025
--------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $97,241)                                  97,241
--------------------------------------------------------
TOTAL INVESTMENTS (105.3%)
  (Cost $1,226,695)                            1,332,431
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.3%)
--------------------------------------------------------
Other Assets---Note C                              7,773
Security Lending Collateral
  Payable to Brokers---Note G                   (68,025)
Other Liabilities                                (7,017)
                                                 -------
                                                (67,269)
--------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------
Applicable to 89,731,620 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                   $1,265,162
========================================================
NET ASSET VALUE PER SHARE $14.10
========================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.



--------------------------------------------------------
                                    AMOUNT           PER
                                     (000)         SHARE
--------------------------------------------------------
AT OCTOBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------
Paid-in Capital                 $1,209,488        $13.48
Undistributed Net
  Investment Income                 15,146           .17
Accumulated Net
  Realized Losses                 (65,208)         (.73)
Unrealized Appreciation            105,736          1.18
--------------------------------------------------------
NET ASSETS                      $1,265,162        $14.10
========================================================
See Note E in NOTES TO FINANCIAL STATEMENTS for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any NET GAIN (LOSS) realized on the sale of investments, and the increase or decrease in the UNREALIZED APPRECIATION (DEPRECIATION) of investments during the period.

--------------------------------------------------------------------------------
                                                             SELECTED VALUE FUND
                                                     YEAR ENDED OCTOBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                              $30,091
  Interest                                                                   384
  Security Lending                                                           259
--------------------------------------------------------------------------------
    Total Income                                                          30,734
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                              2,818
    Performance Adjustment                                                 1,169
  The Vanguard Group--Note C
    Management and Administrative                                          4,360
    Marketing and Distribution                                               152
  Custodian Fees                                                              40
  Auditing Fees                                                               13
  Shareholders' Reports and Proxies                                           42
  Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
    Total Expenses 8,595
    Expenses Paid Indirectly--Note D                                       (494)
--------------------------------------------------------------------------------
    Net Expenses                                                           8,101
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     22,633
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (7,606)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENT SECURITIES                                                254,789
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $269,816
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The OPERATIONS section summarizes information detailed in the Statement of Operations. The amounts shown as DISTRIBUTIONS to shareholders from the fund's net income and capital gains may not match the amounts shown in the OPERATIONS section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The CAPITAL SHARE TRANSACTIONS section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of SHARES ISSUED and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                             SELECTED VALUE FUND
                                                        ------------------------
                                                          YEAR ENDED OCTOBER 31,
                                                        ------------------------
                                                              2003          2002
                                                             (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                   $ 22,633      $ 19,117
  Realized Net Gain (Loss)                                 (7,606)      (54,412)
  Change in Unrealized Appreciation (Depreciation)         254,789      (86,264)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
     from Operations                                       269,816     (121,559)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                   (22,483)      (12,795)
  Realized Capital Gain                                         --            --
--------------------------------------------------------------------------------
    Total Distributions                                   (22,483)      (12,795)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS+
  Issued                                                   218,587       598,502
  Issued in Lieu of Cash Distributions                      19,975        11,420
  Redeemed*                                              (278,749)     (320,462)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share
     Transactions                                         (40,187)       289,460
--------------------------------------------------------------------------------
Total Increase (Decrease)                                  207,146       155,106
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                    1,058,016       902,910
--------------------------------------------------------------------------------
  End of Period                                         $1,265,162    $1,058,016
================================================================================
+Shares Issued (Redeemed)
  Issued                                                    18,014        44,189
  Issued in Lieu of Cash Distribution                        1,748           900
  Redeemed                                                (23,913)      (26,037)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding          (4,151)        19,052
================================================================================
*Net of redemption fees of $1,003,000 and $1,101,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the TOTAL RETURN and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the PORTFOLIO TURNOVER RATE, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------
SELECTED VALUE FUND
--------------------------------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2003     2002     2001     2000     1999
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.27   $12.07   $11.42   $ 9.75   $10.23
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .25      .21      .15      .27      .12
  Net Realized and Unrealized Gain (Loss)
    on Investments*                                 2.82    (.84)      .74     1.56    (.19)
--------------------------------------------------------------------------------------------
     Total from Investment Operations               3.07    (.63)      .89     1.83    (.07)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.24)    (.17)    (.24)    (.16)    (.08)
  Distributions from Realized Capital Gains           --       --       --       --    (.33)
--------------------------------------------------------------------------------------------
     Total Distributions                           (.24)    (.17)    (.24)    (.16)    (.41)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $14.10   $11.27   $12.07   $11.42   $ 9.75
============================================================================================
TOTAL RETURN**                                    27.74%   -5.38%    7.95%   19.10%   -0.61%
============================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $1,265   $1,058     $903     $152     $193
  Ratio of Total Expenses to Average Net Assets    0.78%    0.74%    0.70%    0.63%    0.73%
  Ratio of Net Investment Income to Average
    Net Assets                                     2.05%    1.63%    1.67%    2.40%    1.31%
  Portfolio Turnover Rate                            40%      50%      67%      40%     102%
============================================================================================

*Includes increases from redemption fees of $.01 in 2003, $.01 in 2002, and $.00 in 2001.
**Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Russell Midcap Index for periods prior to August 1, 2001, and the new benchmark, the Russell Midcap Value Index, beginning August 1, 2001. The benchmark change will be fully phased in by August 2004. For the year ended October 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.26% of the fund's average net assets before an increase of $1,169,000 (0.11%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2003, the fund had contributed capital of $201,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.20% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended October 31, 2003, these arrangements reduced the fund's expenses by $494,000 (an annual rate of 0.04% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2003, the fund had $16,269,000 of ordinary income available for distribution. The fund had available realized losses of $65,143,000 to offset future net capital gains of $2,092,000 through October 31, 2007, $1,032,000 through October 31, 2008, $54,412,000 through October 31, 2010, and $7,607,000 through October 31, 2011.

At October 31, 2003, net unrealized appreciation of investment securities for tax purposes was $105,736,000, consisting of unrealized gains of $206,868,000 on securities that had risen in value since their purchase and $101,132,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2003, the fund purchased $428,017,000 of investment securities and sold $467,604,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2003, was $64,126,000, for which the fund held cash collateral of $68,025,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 15, 2003

--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
(UNAUDITED) FOR VANGUARD SELECTED VALUE FUND

This information for the fiscal year ended October 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short- term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
* Find your next fund--by using the COMPARE FUNDS, COMPARE COSTS, AND NARROW YOUR FUND CHOICES tools.
* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

*    See what you own (at Vanguard and elsewhere) and how your  investments  are doing.
* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
*    Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


Vanguard, The Vanguard Group, Vanguard.com, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  STATEMENT  OF  ADDITIONAL
INFORMATION, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q9340 122003

VANGUARD(R) MID-CAP GROWTH FUND

OCTOBER 31, 2003
[Graphics]

ANNUAL REPORT

THE VANGUARD GROUP(R)LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

CONTENTS

1  LETTER FROM THE CHAIRMAN

6  REPORT FROM THE ADVISOR

9  FUND PROFILE

10 GLOSSARY OF INVESTMENT TERMS

11 PERFORMANCE SUMMARY

13 YOUR FUND'S AFTER-TAX RETURNS

14 ABOUT YOUR FUND'S EXPENSES

15 FINANCIAL STATEMENTS

23 ADVANTAGES OF VANGUARD.COM

SUMMARY

* In a much-improved environment for stocks, Vanguard Mid-Cap Growth Fund posted a 2003 fiscal-year return of 37.5%, outpacing the returns of the broad market and the average mutual fund peer by substantial margins but falling a bit short of the result of its primary benchmark index.

*    The  stock   market   recovery   featured   advances   across   the  board.
     Once-out-of-favor technology stocks posted the biggest gains.

* Your fund's tech stocks were a boon to the fund's absolute and relative performance, but the fund's consumer discretionary stocks did not keep pace with those in the index.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the fiscal year, stock markets rebounded strongly from last year's bear-market lows, and smaller companies in particular made impressive gains. Fueled in large part by a resurgence in technology stocks, Vanguard Mid-Cap Growth Fund earned 37.5% during the 12 months ended October 31, 2003.

[PHOTOS OF JOHN J. BRENNAN]

--------------------------------------------------------------------------------
2003 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      OCTOBER 31
--------------------------------------------------------------------------------
VANGUARD MID-CAP GROWTH FUND                                               37.5%
Russell Midcap Growth Index                                                39.3
Average Mid-Cap Growth Fund*                                               30.9
Wilshire 5000 Index                                                        24.4
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

As the adjacent table shows, your fund's total return (capital change plus reinvested distributions) was well above those of the average competing fund and the broad U.S. market, as measured by the Wilshire 5000 Total Market Index. However, the fund slightly lagged its primary benchmark, the unmanaged Russell Midcap Growth Index.

Your fund's change in net asset value is shown in the table on page 5. The fund had no distributions.

STOCKS STAGED A REMARKABLE TURNAROUND

Weak economic data and the prospect of war with Iraq helped depress U.S. stock prices early in the fiscal year, but the outbreak of fighting in mid-March had a cathartic effect. The U.S. military's quick advance, combined with rosier reports on the nation's economy and corporate earnings, helped launch a surprisingly strong and sustained rally.

For  the  full  12  months,   the  broad  market  returned  24.4%.   Gains  were
substantially


--------------------------------------------------------------------------------
If you hold the fund in a taxable account, you may want to review its after-tax returns on page 13.
--------------------------------------------------------------------------------
similar overall for growth and value stocks (i.e., stocks that sport a premium price for their earnings-growth potential versus those with bargain-basement price tags relative to earnings, book value, or other measures), but there was a wide divide between stocks of small and large companies. The 43.4% return of the small-capitalization Russell 2000 Index was nearly double the result of the large- and mid-cap Russell 1000 Index. The gains were equally impressive overseas, particularly in emerging markets and the Pacific Rim nations. In the aggregate, international markets outpaced the U.S. market during the 12 months. For U.S.-based investors, the results from abroad were boosted by a weakening of the dollar against most major currencies.

"JUNK" BOND RETURNS RIVALED THE GAINS OF STOCKS

In the bond market, higher risk correlated with higher returns during the fiscal year, with below-investment-grade bonds posting results that outpaced those of the equity markets. The Lehman Brothers High Yield Bond Index surged 33.8%. Meanwhile, U.S. Treasury securities--considered to be free of credit risk--posted returns in the low single digits, with interest income offsetting a decline in prices. As bond prices fell, yields rose. At the fiscal year-end, the yield of the 10-year Treasury note stood at 4.29%, 40 basis points (0.40 percentage point) higher than at the start of the period.

The pattern was different among debt securities with the shortest maturities, which are influenced more strongly by the Federal Reserve Board's interest rate moves than by market forces. During the fiscal year, the Fed slashed its target federal funds rate by 75 basis points to 1.00%, the lowest level since 1958. The yield of the 3-month Treasury bill, a fair proxy for money market interest rates, fell by 50 basis points to end the period at 0.95%.

TECH SHARES BOOSTED YOUR FUND'S PERFORMANCE

In absolute terms, the Mid-Cap Growth Fund had a stellar fiscal year, whether you look at it in broad terms or broken down by industry sectors. Of the nine sectors in which your fund was invested over the course of the year, only the modest stake in utilities had anything less than a double-digit gain (+4%). Returns for your fund's other sectors ranged from 12% for energy-related companies to 86% for tech shares. The latter sector contributed almost half of the fund's 37.5% total return.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2003
                                                  ------------------------------
                                                    ONE         THREE       FIVE
                                                   YEAR         YEARS      YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                   22.3%         -8.2%       1.1%
Russell 2000 Index (Small-caps)                   43.4           3.4        8.3
Wilshire 5000 Index (Entire market)               24.4          -7.1        1.7
MSCI All Country World Index Free
  ex USA (International)                          30.4          -4.4        1.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        4.9%          8.4%       6.5%
  (Broad taxable market)
Lehman Municipal Bond Index                        5.1           7.1        5.6
Citigroup 3-Month Treasury Bill Index              1.2           2.6        3.6
================================================================================
CPI
Consumer Price Index                               2.0%          2.1%       2.4%
--------------------------------------------------------------------------------

Your fund outpaced the average mid-cap growth fund by almost 7 percentage points and the broad U.S. market by more than 13 percentage points. However, it lagged the Russell Midcap Growth Index by 1.8 percentage points, mainly because of two factors. First, while the 32% return of your fund's consumer discretionary stocks (retailers, media companies, educational services, etc.) was outstanding, it fell short of the 39% return for the same sector in the index. This industry group was your fund's largest sector concentration--29% of assets on average--and the performance shortfall offset your investment advisor's superior stock selection elsewhere. Also, your fund held a 7% cash position, on average, during the fiscal year. Holding short-term reserves is a common practice among funds, partly to have cash on hand to take advantage of investment opportunities and partly to meet any shareholder redemptions. But in an environment of rising prices, such reserves are a drag on relative performance. An index, as a theoretical construct, is unencumbered by cash; nor does it have the real-world operating or transaction costs that a mutual fund must bear.

For further details on the fund's performance and individual holdings, please see Provident Investment Counsel's report on page 6.

THE FUND'S LIFETIME RETURN IS MORE THAN DOUBLE THOSE OF ITS BENCHMARKS

Because of short-term fluctuations, one year's performance is an inadequate gauge of a fund. The accompanying table shows the results of hypothetical $10,000 investments in the fund and its comparative measures over the course of the fund's lifetime, along with their annualized returns. We note that this span of less than six years is still short, but it does cover one of the best bull markets and one of the worst bear markets in U.S. history.

--------------------------------------------------------------------------------
TOTAL RETURNS                                        DECEMBER 31, 1997,* THROUGH
                                                                OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                                    AVERAGE       FINAL VALUE OF
                                                     ANNUAL            A $10,000
                                                     RETURN   INITIAL INVESTMENT
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                                   12.3%              $19,658
Russell Midcap
  Growth Index                                         4.0                12,542
Average Mid-Cap
  Growth Fund                                          5.3                13,483
Wilshire 5000 Index                                    3.0                11,896
--------------------------------------------------------------------------------
*The fund's inception date.

The Mid-Cap Growth Fund has logged an impressive record with a 12.3% annualized return that's double, triple, or quadruple those of its comparative measures. Of course, there is no guarantee that such a record can be sustained. However, we believe that the investment skills of the fund's advisor, coupled with Vanguard's low costs, do give us an edge over the long haul against competing funds, which typically bear expense ratios much higher than ours. (For a comparison of costs, please see the table on page 14.) Incremental differences in costs, while seemingly inconsequential over the short term, have a compounding effect over the years that can make a substantial impact on your bottom line.

MAINTAIN BALANCE THROUGH VOLATILE MARKETS

Because of the inherent uncertainty of the financial markets, there is only one way to combine the opportunity for gain with some protection from loss: Maintain balance and diversification. In other words, hold diversified stock, bond, and money market funds in proportions determined by your unique goals, circumstances, and risk tolerance. As part of such a diversified portfolio, the Mid-Cap Growth Fund can play a valuable role.

The stock market's long-awaited recovery is a vindication of the balanced approach to investing, not a signal that balance is no longer necessary. The virtues of diversification have never been a secret. Nonetheless, sticking with such a plan has always been hard because of the temptations and fears wrought by sharp market fluctuations.

Staying the course is easier if you trust the institution that manages your money, and this has never been more true than now. In light of the shocking allegations about market-timing and late trading at some investment management firms, I feel compelled to close this letter with an assurance that Vanguard has policies and procedures in place to identify and deter such behavior. In addition, I have great confidence in the ethics, integrity, and character of the Vanguard crew--values that receive strong institutional support from our client-owned corporate structure, which channels all our efforts into the creation of wealth for our shareholders.

Thank you for entrusting your hard-earned money to us.

Sincerely,

/S/JOHN J. BRENNAN
John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
NOVEMBER 20, 2003


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            OCTOBER 31, 2002-OCTOBER 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                                  STARTING       ENDING      INCOME      CAPITAL
                               SHARE PRICE  SHARE PRICE   DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                 $10.34       $14.22       $0.00        $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Vanguard Mid-Cap Growth Fund posted a fiscal-year return of 37.5%, which was well above the results of the average competitor and the broad market, but just shy of the gain of the benchmark Russell Midcap Growth Index.

THE INVESTMENT ENVIRONMENT

The U.S. equity market posted outstanding results over the 12 months ended October 31. The market's ascent was driven by several interrelated macroeconomic factors, including stronger gross domestic product growth as well as accommodative fiscal and monetary policies. Companies that had struggled through a long bear market and painful economic recession found themselves able to significantly grow revenue and earnings in 2003. In addition, many companies that tightened their belts during the economic slowdown are now reaping the benefits of increased operating leverage, which is translating into a steadily rising stream of earnings for shareholders.

The restoration of investors' confidence has also been an important factor in the dramatically improved investment environment. The corporate governance issues that damaged the U.S. capital markets in 2002 have subsided somewhat in people's minds. In part, this is a result of the substantive changes that have been mandated, as well as voluntarily implemented, at many corporate boards. Investors also have perceived improvement in the accounting-related issues that accompanied much of the misconduct, as the gap between "operating" and "reported" earnings has shrunk. While investors aren't likely to forget the extraordinary corporate misconduct perpetrated in recent years, it is clear that the capital markets are no longer simply reacting to scandal, but have returned to
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes that superior long-term investment results can be achieved by selecting stocks of midsize U.S. companies that have attractive prospects for sustainable growth in both sales and profits. In particular, the advisor emphasizes companies that are operating in emerging and high-growth sectors of the economy.
--------------------------------------------------------------------------------
a more normal condition of rewarding those companies that are able to increase shareholder value.

THE FUND'S SUCCESSES

During fiscal-year 2003, the fund generated an outstanding absolute return while slightly lagging the Russell Midcap Growth Index. The fund's strong gain was due to solid results obtained in three major market sectors and to our deliberately small position in a fourth. (For this discussion, we use the sector definitions provided by the Global Industry Classification Standard. They may not exactly match the Russell sectors cited elsewhere in this report.)

First, the fund's exposure to the information technology sector added the most to overall performance. The top gainers in this group included SanDisk (storage products based upon flash memory), Network Appliance (network-attached storage systems), and Yahoo! (the Internet service provider). These companies, all market leaders in their niche industries, have enjoyed accelerating revenue and earnings growth.

In the industrials sector, a diverse group of companies benefiting from greatly improved fundamentals helped the fund's returns. JetBlue Airways (discount airline) and J.B. Hunt Transport Services (trucking) advanced strongly during the year. Several commercial-services companies also delivered excellent returns, including Apollo Group (post-secondary educational provider).

A third sector that boosted our returns was health care. Here, the best-performing stocks were in the medical devices and equipment subsector, where Guidant (cardiovascular devices), St. Jude Medical (cardiovascular devices/mechanical heart valves), and Boston Scientific (less-invasive medical devices/drug-eluting stents) all advanced solidly. Other top performers, including Barr Laboratories and Teva Pharmaceutical, came from the generic-drug industry.

Finally, the portfolio benefited from its anemic exposure to the consumer staples sector. Whereas consumer staples companies typically perform very well in difficult periods for the capital markets (e.g., 2000-2002), many of them lack the minimum growth characteristics we consider necessary to make them candidates for the fund. Over the past 12 months, as growth stocks climbed, consumer staples companies have lagged the broad market significantly.

THE FUND'S SHORTFALLS

Two main factors detracted from the fund's return. First, our decision to hold cash hurt the portfolio in a rising equity market. Cash is never used tactically in the portfolio, but it is maintained at what we consider to be a prudent level for trading and cash-flow purposes.

The second factor was stock selection in two industry groups, consumer discretionary and financials. Our holdings in these sectors lagged their industry peers as well as the broad growth equity market. In the consumer area, GameStop (computer software and accessories retailer) and Michaels Stores (arts and crafts retailer) weighed down results for the year. In the financials sector, Ambac Financial Group (financial guaranty insurance) modestly detracted from the fund's performance.

Stocks in other sectors that hurt performance during the past fiscal year included Affymetrix (developer of software to identify and analyze genetic data) and Millennium Pharmaceuticals (biopharmaceuticals).

OUR OUTLOOK

The continued strength in U.S. equities, without any meaningful short-term market correction, has surprised us. Nevertheless, earnings-revision trends have been strongly positive for the past several quarters, particularly in growth-oriented industries. We are also encouraged by the significant improvement in important fundamental metrics, such as strong top-line growth and margin expansion, at most of the companies represented in the portfolio. While it is unlikely that growth equities will continue to deliver the magnitude of this year's stellar returns, a continuation of improving earnings reports this year and next will create a more sustainable market for growth stocks--an environment we have not seen in several years.

EVELYN D. LAPHAM, SENIOR VICE PRESIDENT
JOHN J. YOON, SENIOR VICE PRESIDENT
PROVIDENT INVESTMENT COUNSEL, INC.
NOVEMBER 26, 2003

As of 10/31/2003

FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.


MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        COMPARATIVE        BROAD
                                              FUND           INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                60              458        5,270
Median Market Cap                            $3.9B            $5.1B       $26.9B
Price/Earnings Ratio                         34.6x            31.4x        22.8x
Price/Book Ratio                              4.4x             4.3x         2.9x
Yield                                         0.0%             0.4%         1.6%
Return on Equity                             16.4%            18.1%        19.7%
Earnings Growth Rate                         20.4%            16.2%         7.6%
Foreign Holdings                              3.3%             0.0%         0.8%
Turnover Rate                                 106%               --           --
Expense Ratio                                0.63%               --           --
Cash Investments                                8%               --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Harman International Industries, Inc.                                       2.5%
 (consumer electronics)
Network Appliance, Inc.                                                     2.4
 (computer hardware)
Omnicare, Inc.                                                              2.3
 (health care)
Dollar Tree Stores, Inc.                                                    2.3
(retail)
CIT Group Inc.                                                              2.2
(financial services)
Friedman, Billings, Ramsey Group, Inc.                                      2.2
(financial services)
Amkor Technology, Inc.                                                      2.2
(electronics)
SanDisk Corp.                                                               2.1
(computer technology)
LAM Research Corp.                                                          2.1
(semiconductor equipment and materials)
Michaels Stores, Inc.                                                       2.1
(retail)
--------------------------------------------------------------------------------
TOP TEN                                                                    22.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                    COMPARATIVE                            BROAD
                           FUND          INDEX*               FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                  0.94            1.00               0.80          1.00
Beta                       0.92            1.00               1.38          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

                                                       COMPARATIVE         BROAD
                                            FUND            INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                         4%                2%            3%
Consumer Discretionary                       29                28            16
Consumer Staples                              0                 2             7
Financial Services                            5                12            23
Health Care                                  18                20            13
Integrated Oils                               0                 0             3
Other Energy                                  5                 3             2
Materials & Processing                        0                 4             4
Producer Durables                             2                 7             4
Technology                                   27                20            15
Utilities                                     2                 2             7
Other                                         0                 0             3
--------------------------------------------------------------------------------
Cash Investments                              8%               --             --
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
INVESTMENT FOCUS

[chart appears here]

                MARKET CAP      GROWTH
                STYLE           MEDIUM

*Russell Midcap Growth Index.
**Wilshire 5000 Index.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

AS OF 10/31/2003

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE DECEMBER 31, 1997-OCTOBER 31, 2003

[MOUNTAIN CHART APPEARS HERE]



                     MID-CAP    AVERAGE MID-CAP    RUSSELL MIDCAP       WILSHIRE
                 GROWTH FUND      GROWTH FUND**       GROWTH FUND     5000 INDEX
--------------------------------------------------------------------------------
12/31/1997             10000              10000          10000             10000
199801                  9990              10054           9820              9843
199804                 11950              11461          11346             11370
199807                 11840              11294          10707             10570
199810                 10530              10914          10005              9391
199901                 12960              12797          12140             11992
199904                 13760              13423          12744             12360
199907                 15110              13366          13030             13192
199910                 15870              13715          13774             14847
200001                 23417              14618          17828             19687
200004                 26247              15008          19502             20823
200007                 28511              14814          18732             20468
200010                 31278              14826          19100             20459
200101                 26431              14110          16636             18311
200104                 23252              12892          13754             16015
200107                 21399              12591          12773             15054
200110                 16893              11040          10929             12552
200201                 18579              11948          12158             13700
200204                 19036              11618          11690             13488
200207                 14736               9813           9110             10707
200210                 14294               9560           9004             10303
200301                 13935               9333           9032              9996
200304                 15193              10040           9742             10827
200307                 17377              11071          11218             12417
200310                 19658              11896          12542             13483
--------------------------------------------------------------------------------

                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED OCTOBER 31, 2003
                                   ------------------------------
                                                                     FINAL VALUE
                                   ONE         FIVE         SINCE   OF A $10,000
                                  YEAR        YEARS    INCEPTION*     INVESTMENT
--------------------------------------------------------------------------------
Mid-Cap Growth Fund              37.52%       13.30%        12.29%       $19,658
Wilshire 5000 Index              24.44         1.74          3.02         11,896
Russell Midcap Growth Index      39.30         4.62          3.96         12,542
Average Mid-Cap Growth Fund**    30.87         7.50          5.26         13,483
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1997-OCTOBER 31, 2003

[BAR CHART APPEARS HERE]

                MID-CAP GROWTH FUND     RUSSELL MIDCAP GROWTH INDEX
1998                    5.3                         0.1
1999                   50.7                        37.7
2000                   97.1                        38.7
2001                  -46.0                       -42.8
2002                  -15.4                       -17.6
2003                   37.5                        39.3


*December 31, 1997.
**Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 19 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                        SINCE INCEPTION
                                        ONE    FIVE   --------------------------
                       INCEPTION DATE  YEAR   YEARS   CAPITAL   INCOME     TOTAL
--------------------------------------------------------------------------------
Mid-Cap Growth Fund       12/31/1997 29.10%  11.67%    10.74%    0.00%    10.74%
--------------------------------------------------------------------------------

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income." (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss).

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED OCTOBER 31, 2003

                                                                           SINCE
                                               ONE YEAR  FIVE YEARS   INCEPTION*
                                              ----------------------------------
MID-CAP GROWTH FUND
  Returns Before Taxes                            37.52%      13.30%      12.29%
  Returns After Taxes on Distributions            37.52       11.05       10.37
  Returns After Taxes on Distributions
    and Sale of Fund Shares                       24.39       10.67        9.96
--------------------------------------------------------------------------------
*December 31, 1997.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended October 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------
                              COST OF $10,000             FUND       PEER GROUP*
                           INVESTMENT IN FUND    EXPENSE RATIO     EXPENSE RATIO
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                       $75            0.63%             1.74%
--------------------------------------------------------------------------------

*Average Mid-Cap Growth Fund.
Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

AS OF 10/31/2003

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MID-CAP GROWTH FUND                                     SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.9%)
--------------------------------------------------------------------------------
AUTO & Transportation (4.6%)
* Navistar International Corp.                         124,800             5,046
* J.B. Hunt Transport Services, Inc.                   168,900             4,287
* JetBlue Airways Corp.                                 34,450             1,987
                                                                        --------
                                                                          11,320
                                                                        --------
CONSUMER DISCRETIONARY (29.8%)
  ADVERTISING AGENCIES (0.9%)
* Lamar Advertising Co. Class A                         74,290             2,251

  CASINOS & GAMBLING (1.2%)
  International Game Technology                         87,300             2,859

  CONSUMER ELECTRONICS (2.5%)
  Harman International Industries, Inc.                 48,700             6,243

  EDUCATION--SERVICES (5.5%)
* ITT Educational Services, Inc.                        73,900             3,680
* Corinthian Colleges, Inc.                             59,300             3,672
* Education Management Corp.                            49,100             3,102
* Apollo Group, Inc. Class A                            48,303             3,069

  LEISURE TIME (2.0%)
  Royal Caribbean Cruises, Ltd.                        169,196             5,027

  RADIO & TELEVISION BROADCASTERS (1.5%)
* Univision Communications Inc.                        113,290             3,846

  RENT LEASE SERVICES--CONSUMER (1.3%)
* Rent-A-Center, Inc.                                  104,550             3,268

  RESTAURANTS (1.4%)
* Panera Bread Co.                                      84,400             3,395

  RETAIL (10.4%)
* Dollar Tree Stores, Inc.                             145,858             5,569
  Michaels Stores, Inc.                                110,755             5,257
* Bed Bath & Beyond, Inc.                              104,190             4,401
* Williams-Sonoma, Inc.                                119,000             4,204
  Ross Stores, Inc.                                     63,900             3,196
  Family Dollar Stores, Inc.                            68,500             2,987

  SERVICES--COMMERCIAL (2.7%)
  Manpower Inc.                                         86,240             4,001
* Iron Mountain, Inc.                                   71,200             2,723

  TEXTILES & APPAREL MANUFACTURING (0.4%)
* Coach, Inc.                                           28,880             1,024
                                                                          ------
                                                                          73,774
                                                                          ------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MID-CAP GROWTH FUND                                     SHARES             (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (5.7%)
  CIT Group Inc.                                       164,500             5,530
  Friedman, Billings,
    Ramsey Group, Inc.                                 276,000             5,498
  Bear Stearns Co., Inc.                                40,100             3,058
                                                                          ------
                                                                          14,086
                                                                          ------
HEALTH CARE (18.8%)
  Omnicare, Inc.                                       146,500             5,617
* Zimmer Holdings, Inc.                                 76,700             4,894
* Taro Pharmaceutical Industries Ltd.                   75,729             4,865
* ICOS Corp.                                           101,550             4,744
* Angiotech Pharmaceuticals, Inc.                       97,400             4,454
* Barr Laboratories, Inc.                               57,350             4,403
* Stericycle, Inc.                                      88,400             4,082
* Caremark Rx, Inc.                                    127,000             3,181
* MedImmune Inc.                                       112,300             2,994
* St. Jude Medical, Inc.                                42,910             2,496
  Guidant Corp.                                         47,900             2,443
* INAMED Corp.                                          27,644             2,388
                                                                          ------
                                                                          46,561
                                                                          ------
OTHER ENERGY (5.4%)
* Patterson-UTI Energy, Inc.                           144,700             4,137
  ENSCO International, Inc.                            125,055             3,295
  XTO Energy, Inc.                                     135,866             3,216
* BJ Services Co.                                       79,730             2,616
                                                                          ------
                                                                          13,264
                                                                          ------
PRODUCER DURABLES (2.1%)
* LAM Research Corp.                                   183,700             5,279
                                                                          ------
TECHNOLOGY (27.9%)
  COMMUNICATIONS TECHNOLOGY (1.3%)
* UTStarcom, Inc.                                      101,000             3,182

COMPUTER SERVICES SOFTWARE & SYSTEMS (12.4%)
  Adobe Systems, Inc.                                  111,400             4,884
* Cognos Inc.                                          122,200             4,212
  National Instruments Corp.                            91,800             3,909
* Cognizant Technology Solutions
    Corp.                                               84,700             3,845
* QLogic Corp.                                          66,200             3,711
* Mercury Interactive Corp.                             72,800             3,381
* Symantec Corp.                                        50,400             3,359
* Amdocs Ltd.                                          156,400             3,356

  COMPUTER TECHNOLOGY (6.6%)
* Network Appliance, Inc.                              244,000             6,022
* SanDisk Corp.                                         65,900             5,312
* Maxtor Corp.                                         365,100             4,991

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (7.6%)
* Amkor Technology, Inc.                               282,500             5,325
* Jabil Circuit, Inc.                                  184,409             5,136
  Intersil Corp.                                       162,760             4,198
  Maxim Integrated Products, Inc.                       83,100             4,131
                                                                          ------
                                                                          68,954
                                                                          ------
  UTILITIES (1.6%)
* Nextel Partners, Inc.                                322,600             3,878
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $205,552)                                                        237,116
--------------------------------------------------------------------------------

                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.06%, 11/3/2003                                     $19,915            19,915
  1.06%, 11/3/2003--Note G                               8,793             8,793
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $28,708)                                                           28,708
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.5%)
 (COST $234,260)                                                         265,824
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.5%)
Other Assets--Note C                                                       1,894
Payables for Investment Securities Purchased                            (11,151)
Security Lending Collateral
  Payable to Brokers--Note G                                             (8,793)
Other Liabilities                                                          (573)
                                                                        --------
                                                                        (18,623)
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 17,384,011 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $247,201
================================================================================
NET ASSET VALUE PER SHARE                                                 $14.22
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------
AT OCTOBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                        AMOUNT               PER
                                                         (000)             SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                       $223,904           $12.87
Accumulated Net
  Investment Losses                                        (52)              --
Accumulated Net
  Realized Losses                                       (8,215)            (.47)
Unrealized Appreciation                                 31,564             1.82
--------------------------------------------------------------------------------
NET ASSETS                                            $247,201           $14.22
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                             MID-CAP GROWTH FUND
                                                     YEAR ENDED OCTOBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                                $ 185
  Interest                                                                    73
  Security Lending                                                             8
--------------------------------------------------------------------------------
  Total Income                                                               266
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                                 341
  Performance Adjustment                                                    (54)
The Vanguard Group--Note C
  Management and Administrative                                             224
  Marketing and Distribution                                                 10
  Custodian Fees                                                              4
  Auditing Fees                                                              12
  Shareholders' Reports and Proxies                                           2
--------------------------------------------------------------------------------
  Total Expenses                                                            539
  Expenses Paid Indirectly--Note D                                         (124)
--------------------------------------------------------------------------------
  Net Expenses                                                              415
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               (149)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                    1,145
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
 INVESTMENT SECURITIES                                                   34,339
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $35,335
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                       MID-CAP GROWTH FUND
                                                      --------------------
                                                      YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                                      2003               2002
                                                      (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income (Loss)                      $ (149)            $ (302)
  Realized Net Gain (Loss)                           1,145             (1,874)
  Change in Unrealized Appreciation
    (Depreciation)                                  34,339             (2,077)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                       35,335             (4,253)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 --                 --
  Realized Capital Gain                                 --                 --
--------------------------------------------------------------------------------
  Total Distributions                                   --                 --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                             5,127             33,251
  Issued in Lieu of Cash Distributions                  --                 --
  Redeemed                                         (33,827)           (28,429)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
     Capital Share Transactions                    181,300              4,822
--------------------------------------------------------------------------------
  Total Increase (Decrease)                        216,635                569
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                               30,566             29,997
--------------------------------------------------------------------------------
  End of Period                                   $247,201            $30,566
================================================================================

1Shares Issued (Redeemed)
  Issued                                            17,167              2,713
  Issued in Lieu of Cash Distributions                  --                 --
  Redeemed                                          (2,740)            (2,211)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Shares Outstanding                              14,427                502
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


MID-CAP GROWTH FUND
------------------------------------------------------------------------------------
                                                       YEAR ENDED OCTOBER 31,
                                              --------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2003   2002   2001   2000   1999
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.34 $12.22 $29.84 $15.87 $10.53
------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (.01)  (.10)  (.09)  (.22)  (.11)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 3.89  (1.78)(10.82) 15.13   5.45
------------------------------------------------------------------------------------
    Total from Investment Operations               3.88  (1.88)(10.91) 14.91   5.34
------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income               --     --     --     --     --
  Distributions from Realized Capital Gains          --     --  (6.71)  (.94)    --
------------------------------------------------------------------------------------
  Total Distributions                                --     --  (6.71)  (.94)    --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $14.22 $10.34 $12.22 $29.84 $15.87
====================================================================================
TOTAL RETURN                                      37.52%-15.38%-45.99% 97.09% 50.71%
====================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)             $247    $31    $30    $36    $12
  Ratio of Total Expenses to Average Net Assets    0.63% 1.24%*1.39%* 1.39%* 1.39%*
  Ratio of Net Expenses to Average
    Net Assets--Note D                             0.48%  1.24%1.39%  1.39%  1.39%
  Ratio of Net Investment Income (Loss)
    to Average Net Assets                        (0.18%)(1.02%)(1.02%)(1.03%)(1.03%)
  Portfolio Turnover Rate                          106%   221%   149%   186%   145%
====================================================================================
*Includes  the  fund's  share  of  expenses,  net of fees  waived  and  expenses absorbed,  allocated from Provident Investment Counsel Mid Cap Portfolio,  which was the fund's sole  investment  prior to June 29, 2002.  Expense  ratios before waivers and  reimbursements  of expenses were 1.68%,  2.17%,  2.19%,  and 3.99%, respectively.



SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Provident Investment Counsel, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance since July 31, 2002, relative to the Russell Midcap Growth Index. For the year ended October 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets before a decrease of $54,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2003, the fund had contributed capital of $28,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses.

For the year ended October 31, 2003, these arrangements reduced the fund's expenses by $124,000 (an annual rate of 0.15% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, the fund had a net operating loss of $101,000 for the year ended October 31, 2003; this amount has been reclassified from accumulated net investment losses to paid-in capital. At October 31, 2003, the fund had available realized losses of $8,123,000 to offset future net capital gains of $5,623,000 through October 31, 2009, and $2,500,000 through October 31, 2010.

At October 31, 2003, net unrealized appreciation of investment securities for tax purposes was $31,473,000, consisting of unrealized gains of $33,288,000 on securities that had risen in value since their purchase and $1,815,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2003, the fund purchased $260,200,000 of investment securities and sold $87,264,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2003, was $8,288,000, for which the fund held cash collateral of $8,793,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 15, 2003

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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control of your own  investments.  VANGUARD.COM  was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

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                                       23

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of



------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP (R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

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All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The  photographs  that  appear on the cover of this  report are  copyrighted  by
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FOR MORE INFORMATION

This report is intended for the fund's  shareholders.  It may not be distributed
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     To receive a free copy of the  prospectus  or the  Statement of  Additional
Information,  or to  request  additional  information  about  the  fund or other
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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc., unless otherwise noted.

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All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q3010 122003

VANGUARD(R) INTERNATIONAL EXPLORER(TM) FUND

October 31, 2003

[GRAPHIC]

ANNUAL REPORT

[THE VANGUARD GROUP(R) LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------

CONTENTS

 1 LETTER FROM THE CHAIRMAN
 6 REPORT FROM THE ADVISOR
 9 FUND PROFILE
11 GLOSSARY OF INVESTMENT TERMS
12 PERFORMANCE SUMMARY
13 YOUR FUND'S AFTER-TAX RETURNS
14 ABOUT YOUR FUND'S EXPENSES
15 FINANCIAL STATEMENTS
27 ADVANTAGES OF VANGUARD.COM

--------------------------------------------------------------------------------

Summary

- Vanguard International Explorer Fund returned 47.7% during the fiscal year, an advance that paralleled that of its peer group average but that was ahead of the results of its benchmark indexes.

- Stock selection in the United Kingdom, particularly in the financials, technology, and telecommunications sectors, was especially strong.

- Your fund's approach to Japanese stocks was somewhat out of tune with market sentiment during the period.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH
VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Vanguard International Explorer Fund returned a stellar 47.7% during the 12 months ended October 31, 2003, a result that was in line with the average return of competing funds and ahead of the returns of its unmanaged benchmarks.

[PHOTO OF JOHN J. BRENNAN]

------------------------------------------------
2003 TOTAL RETURNS             FISCAL YEAR ENDED
                                      OCTOBER 31
------------------------------------------------
VANGUARD INTERNATIONAL EXPLORER FUND       47.7%
Citigroup EM EPAC Index                    45.0
Average International Small-Cap Fund*      47.6
MSCI All Country World Index Free ex USA   30.4
-----------------------------------------------
*Derived from data provided by Lipper Inc.

Small-capitalization stocks were some of the best performers internationally, just as they were in the United States. For U.S.-based investors, strong returns in local markets were enhanced by the U.S. dollar's decline relative to major currencies.

The per-share components of your fund's total return--starting and ending net asset values, as well as income distributions--are presented in a table on page
5. Shareholders who own the International Explorer Fund in a taxable account may also wish to review the fund's after-tax returns on page 13.

WORLD MARKETS STAGED A STRONG RALLY

At the onset of the 2003 fiscal year, the looming war with Iraq, the SARS (severe acute respiratory syndrome) outbreak, terrorist activity, and the sluggish world economy weighed heavily on global stock markets. These concerns dissipated somewhat with the start of combat operations in Iraq, as a sense of relief seemed to spark a powerful upswing throughout most markets.

In the aggregate, returns from international markets outpaced the performance of the U.S. market during the 12 months. As measured by the Morgan Stanley Capital International (MSCI) All Country World Index Free ex USA, stocks outside the United States rose 30.4% in

U.S. dollars for the period, exceeding the 24.4% return of the Wilshire 5000 Total Market Index, a proxy for the broad U.S. stock market, by 6 percentage points. The table on page 3 displays the returns of select international markets, as well as the impact of currency returns, during the past 12 months.

In the Pacific region, the enormous Japanese economy began to awaken from its long slumber. The nation's gross domestic product in the third quarter of calendar-year 2003 added to the gains the economy experienced earlier in the year. Tokyo's Nikkei 225 Index, which fell to a 20-year low early in 2003, gained nearly 22% (in yen) during the fiscal period.

On balance, Eurozone economies showed fewer signs of recovery than did Japan. The growth rate of Europe's developed economies was very slow, and a few countries, most notably Germany, were in a mild recession during the fiscal year. Decreasing unemployment rates and stimulative fiscal policies--including a tax cut in Germany--have raised hopes that growth may improve, however.

The world's emerging markets performed exceptionally well. Much of the growth was centered in Asian emerging markets, which benefited from China's growth and from signs of recovery in Western economies. As a major exporter, as well as a big importer of raw materials from around the world, China plays an ever-growing role in the Pacific region's economies.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2003
                                                  ------------------------------
                                                     ONE         THREE      FIVE
                                                    YEAR         YEARS     YEARS
--------------------------------------------------------------------------------
STOCKS
MSCI All Country World Index Free
  ex USA (International)                           30.4%         -4.4%      1.4%
Russell 1000 Index (Large-caps)                    22.3          -8.2       1.1
Russell 2000 Index (Small-caps)                    43.4           3.4       8.3
Wilshire 5000 Index (Entire market)                24.4          -7.1       1.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         4.9%          8.4%      6.5%
  (Broad taxable market)
Lehman Municipal Bond Index                         5.1           7.1       5.6
Citigroup 3-Month Treasury Bill Index               1.2           2.6       3.6
================================================================================
CPI
Consumer Price Index                                2.0%          2.1%      2.4%
--------------------------------------------------------------------------------

EXCELLENT RETURNS IN EUROPE MADE UP FOR MISCUES IN JAPAN

Vanguard International Explorer Fund's emphasis on fast-growing smaller companies was a rewarding approach to international stock markets during the past 12 months. Your fund's 47.7% return outpaced by a wide margin the 30.4% return recorded by the MSCI All Country

World Index Free ex USA, which is composed primarily of large-cap stocks. International Explorer's return also compared favorably with the strong returns posted by both the average competing fund and the Citigroup Extended Market Europe & Pacific (EM EPAC) Index, a benchmark of smaller stocks.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    12 MONTHS ENDED
                                                                OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                       BASED ON                         BASED ON
                                          LOCAL        CURRENCY             U.S.
INDEX/COUNTRY                          CURRENCY          IMPACT          DOLLARS
--------------------------------------------------------------------------------
MSCI EUROPE                               10.3%           13.9%            24.2%
United Kingdom                            10.9             9.3             20.2
France                                     6.2            18.5             24.7
Germany                                   16.7            20.3             37.0
Switzerland                                7.3            11.3             18.6
Netherlands                               -2.4            17.0             14.6
Italy                                     12.7            19.6             32.3
--------------------------------------------------------------------------------
MSCI PACIFIC                              18.3%           15.5%            33.8%
Japan                                     19.5            13.7             33.2
Hong Kong                                 33.2             0.6             33.8
Singapore                                 20.8             1.7             22.5
Australia                                 10.3            30.7             41.0
--------------------------------------------------------------------------------
MSCI EAFE                                 12.7%           14.3%            27.0%
--------------------------------------------------------------------------------
SELECT EMERGING
  MARKETS FREE                            39.7%           10.9%            50.6%
--------------------------------------------------------------------------------
WILSHIRE 5000
  (UNITED STATES)                         24.4%              --            24.4%
--------------------------------------------------------------------------------

Your fund did best in Europe, particularly the United Kingdom. It benefited from strong selections in Britain's financials sector as well as among select financial services firms on the Continent. International Explorer also earned excellent returns in the technology and telecommunications sectors--two areas that were hit especially hard over the past few years but that rebounded during the 12 months. Although your fund's tech and telecom selections didn't perform as well as their counterparts in the Citigroup EM EPAC Index, their respective 62% and 80% returns made a strong contribution to your fund's overall result.

The fund was less successful in Japan. The advisor, Schroder Investment Management North America, has long been skeptical of the prospects of reform and economic recovery in Japan, a stance that has led it to emphasize companies with solid balance sheets and healthy cash flows and to steer clear of stocks whose fortunes depend on a generalized recovery. During the past year, however, this positioning was at odds with the market's renewed appetite for risk, as the Nikkei's more poorly capitalized stocks outpaced the higher-quality shares held by the fund.

For more information on your fund's performance, see the Report from the Advisor on page 6.

THE FUND HAS PRODUCED STRONG RETURNS OVER A VOLATILE CYCLE

Since its 1996 inception, Vanguard International Explorer Fund's profitable decisions have more than compensated for any miscues. (As you may know, the International Explorer Fund joined the Vanguard family of funds in June 2002; previously, it had been sponsored and distributed by Schroder.) In its relatively brief existence--a seven-year period that includes a powerful bull market, a punishing decline, and recently a recovery--the fund has returned an average of 9.8% per year, 2 percentage points more than its peer-group average and 7.1 percentage points more than its small-cap benchmark.

As shown in the table below, Schroder's disciplined, research-intensive approach to smaller international growth stocks would have transformed a hypothetical initial investment of $10,000 in November 1996 into $19,250 today. The same starting investment in the average fund would have been worth $16,922.

--------------------------------------------------------------------------------
TOTAL RETURNS                                         NOVEMBER 4, 1996,* THROUGH
                                                                OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                      AVERAGE                     FINAL VALUE OF
                                       ANNUAL                          A $10,000
                                       RETURN                 INITIAL INVESTMENT
--------------------------------------------------------------------------------
International Explorer Fund**            9.8%                            $19,250
Citigroup EM EPAC Index                  2.7                              12,024
Average International
  Small-Cap Fund                         7.8                              16,922
MSCI All Country World
  Index Free ex USA                      1.8                              11,300
--------------------------------------------------------------------------------
 *The fund's inception date.
**Prior to June 29, 2002, the fund was organized as Schroder International
  Smaller Companies Fund.

In the future, your fund's absolute and relative performance will depend on both the performance of the international stock markets and the advisor's ability to spot the best opportunities in the small-cap growth arena. As a result of its 2002 reorganization, a third factor will come into play, always to the investor's benefit: low costs. International small-cap funds have often labored under extraordinarily high expense ratios, the result of the costs of researching international small-cap firms and the dearth of competing funds. Vanguard's operating efficiencies, as well as our client-owned corporate structure, allow us to offer well-managed exposure to this sub-asset class at an unusually low price. To compare your fund's expenses with those of the average peer fund, see the table on page 14.

INTERNATIONAL EXPLORER CAN BE MOST EFFECTIVE IN A SUPPORTING ROLE

It's our view that international stocks should generally represent no more than 20% of total stock assets in a well-diversified portfolio balanced among stock, bond, and money market funds. International small-caps would obviously be but a small component of such an allocation, meaning that Vanguard International Explorer Fund would play a very modest role in most investors' overall portfolios. Nonetheless, it can be an important role, as the fund offers exposure to many of the international markets' most dynamic, fast-growing companies.

In light of the shocking allegations about market-timing and late trading at some investment management firms, I feel compelled to close this letter with an assurance that Vanguard has policies and procedures in place to identify and deter such behavior. In addition, I have great confidence in the ethics, integrity, and character of the Vanguard crew--values that receive strong institutional support from our client-owned corporate structure, which channels all our efforts into the creation of wealth for our shareholders.

Thank you for entrusting your hard-earned money to us.

Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
NOVEMBER 20, 2003



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            OCTOBER 31, 2002-OCTOBER 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                                STARTING       ENDING        INCOME      CAPITAL
                             SHARE PRICE  SHARE PRICE     DIVIDENDS        GAINS
--------------------------------------------------------------------------------
International Explorer Fund        $8.11       $11.89         $0.06        $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Over fiscal 2003, Vanguard International Explorer Fund returned 47.7%, which compares with a 45.0% rise in the Citigroup EM EPAC Index, a broad measure of the performance of smaller non-U.S. stocks.

THE INVESTMENT ENVIRONMENT

The returns generated in international equity markets over the fiscal year have principally been due to strength seen in the second half. While the cessation of formal hostilities in the Gulf was a catalyst, the rally has been sustained by gathering evidence of stronger global growth, which has also been reflected in a rise in long-term bond yields and strength in commodity prices. Economically sensitive sectors such as technology and industrials have been relatively strong.

Although there have been some modest pockets of domestic growth in Asia and Europe, improvement in the U.S. economy has remained pivotal. This has not, however, prevented the dollar from continuing to weaken against European currencies throughout the year and, more recently, against the yen. Currency shifts have therefore enhanced returns from international equities for dollar-based investors.

Smaller companies performed well over the year, with outperformance evident in every major region and most sectors. The 45% rise in the EM EPAC Index compares with a 27% rise in the MSCI EAFE Index-- a difference driven in part by a narrowing of the discount in valuations between smaller and large companies. Also reflected in that difference is the greater economic sensitivity of smaller-company stocks, particularly in Europe.

INVESTMENT PHILOSOPHY

The advisor believes that superior long-term investment results can be achieved in markets outside the United States by selecting stocks of smaller companies that are attractively valued and that have significant competitive advantages, solid fundamentals, high-quality management, and strong balance sheets.

OUR SUCCESSES AND SHORTFALLS

The main reason for our outperformance relative to our benchmark over the year was stock selection in Europe. In particular, we garnered strong relative returns from the United Kingdom, with a number of stocks in the consumer cyclicals, technology, and financials sectors performing especially well. In the rest of Europe, our selection was good in the consumer cyclicals, consumer non-cyclicals, and financials sectors. In country terms, selection in Belgium, Finland, and the Netherlands contributed most to our margin over the index.

Our overweighting of the smaller markets of Asia was another, though more modest, contributor. Many of our Asian holdings exposed to domestic sources of demand performed well, as did selected export-oriented industrial stocks in Hong Kong and South Korea.

In June we closed our hedge out of the yen into the euro. This hedge added approximately 2.7% to our relative performance for the fiscal year. Our currency positioning was less successful in other respects: One negative was having relatively little exposure to the Australian dollar, which was very strong over the fund's fiscal year.

In terms of stock selection, our principal failure was in Japan. We did not anticipate the extent to which recapitalization of that country's major banks would trigger a sustained and vigorous rally in lower-quality, highly leveraged stocks. Our focus on cash-generative businesses with high returns did not serve us well.

THE FUND'S POSITIONING

Leading economic indicators continue to point to a sustainable recovery in most of the world's major economies. Steepening yield curves and buoyancy in commodity markets and oil prices have provided further confirmation for the optimists. Although currency instability introduces an element of uncertainty--in the Asian region, at least--the way seems to be paved for a better balance of growth between export strength, which remains very impressive, and domestic demand.

As noted above, the valuation discount between small and large companies has narrowed over the year. Based on prospective earnings, however, this relative valuation may be distorted by the fact that profit upgrades have been stronger for large-cap companies than for small-caps--a result of their closer scrutiny by brokerage-house analysts. Any distortions notwithstanding, it is nevertheless difficult to deny that the valuation argument for smaller companies is, in a general sense, less compelling. Nonetheless, we continue to see many attractive investment opportunities in our universe of stocks.

In terms of our regional preferences, we remain more positive on the smaller Asian markets (particularly Hong Kong and South Korea) and the United Kingdom than on the continental European markets, taken as a whole, and on Japan.

In Europe, we continue to focus on the more peripheral economies, where constraints on fiscal and monetary growth are relatively low. This focus is reflected by our current overweighted positions in Greece, Denmark, and Ireland. Clear evidence of growth and pricing power among economically sensitive holdings mean that our sector focus is broadly procyclical, although we currently find valuations in technology difficult to justify. We continue to be cautious toward companies that have global operations or that have U.S.-dollar-based competitors, because the adverse impact of currency shifts appears to be insufficiently factored into earnings expectations.

In the United Kingdom, economic indicators of both corporate and consumer sentiment reflect the improving global trend. In the near term, the decision by the Bank of England to raise short-term interest rates underlines the need to rein in domestic consumption growth. Still, smaller companies continue to look very attractive relative to large ones, both in valuation terms and in generating better returns on investment.

Taking the year as a whole, our underweighted position in Japan had little impact on relative returns, but our emphasis on quality has not been helpful. However, we believe that the sectors and companies we favor look even more attractive at this point, and while we are likely to remain underweighted in Japan, we will be adding somewhat to our position there. This will not be at the expense of the smaller Asian markets, which remain among the cheapest in the world while offering some of the most attractive growth prospects. In the final quarter of the fund's fiscal year, we added exposure in selected emerging markets--Taiwan and India--and we expect to continue doing so in coming months.

Matthew Dobbs, SENIOR VICE PRESIDENT
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
NOVEMBER 26, 2003

As of 10/31/2003

FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 11.

INTERNATIONAL EXPLORER FUND
---------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                        COMPARATIVE
                                FUND         INDEX*
---------------------------------------------------
Number of Stocks                 217          2,781
Turnover Rate                    60%             --
Expense Ratio                  0.73%             --
Cash Investments                 11%             --
---------------------------------------------------

---------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

ICAP PLC                                       1.1%
  (financial services)
Groupe Bourbon SA                              1.0
  (retail)
iSOFT Group PLC                                0.9
  (computer software)
DCC PLC                                        0.9
  (advertising and marketing)
Baron de Ley, SA                               0.9
  (beverages)
Gecina SA                                      0.9
  (real estate)
Jyske Bank A/S                                 0.9
  (banking)
Intermediate Capital Group PLC                 0.8
  (financial services)
Paragon Group Companies PLC                    0.8
  (financial services)
Topdanmark A/S                                 0.8
  (insurance)
---------------------------------------------------
Top Ten                                        9.0%
---------------------------------------------------
The "Ten Largest Holdings" excludes any
temporary cash investments and equity
index products.

---------------------------------------------------
VOLATILITY MEASURES
                                        COMPARATIVE
                                FUND         INDEX*
---------------------------------------------------
R-Squared                       0.96           1.00
Beta                            1.10           1.00
---------------------------------------------------

---------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)
                                        COMPARATIVE
                                FUND         INDEX*
---------------------------------------------------
Basic Materials                   5%            11%
Conglomerates                     3              2
Consumer Cyclicals               18             23
Consumer Noncyclicals            10              9
Energy                            2              1
Financials                       18             19
Health Care                       3              6
Industrial Goods & Services      17             14
Technology                        5              7
Telecommunications                2              1
Transportation                    4              4
Utilities                         2              3
Cash Investments                 11%            --
---------------------------------------------------

---------------------------------------------------
ALLOCATION BY REGION (% of portfolio)

[PIE CHART APPEARS HERE]

EUROPE                                          63%
PACIFIC                                         21
EMERGING MARKETS                                 5
CASH INVESTMENTS                                11



*Citigroup EM EPAC Index.
Country Diversification table is on the next page.

---------------------------------------------------
COUNTRY DIVERSIFICATION (% of portfolio)
                                        COMPARATIVE
                                 FUND        INDEX*
---------------------------------------------------
EUROPE
United Kingdom                    29%           26%
France                             5             8
Italy                              4             4
Switzerland                        3             7
Germany                            3             6
Spain                              3             3
Denmark                            3             1
Netherlands                        2             5
Ireland                            2             1
Sweden                             2             2
Finland                            2             2
Greece                             2             0
Belgium                            2             1
Austria                            1             0
---------------------------------------------------
Subtotal                          63%           66%
---------------------------------------------------
PACIFIC
Japan                             15%           22%
Hong Kong                          4             2
Singapore                          1             1
Australia                          1             5
---------------------------------------------------
Subtotal                          21%           30%
---------------------------------------------------
EMERGING MARKETS
Korea                              3%            2%
Taiwan                             1             0
India                              1             0
---------------------------------------------------
Subtotal                           5%            2%
---------------------------------------------------
OTHER                              0%            2%
---------------------------------------------------
Cash Investments                  11%           --
---------------------------------------------------
Total                            100%           --
---------------------------------------------------


VISIT OUR WEBSITE AT VANGUARD.COM
FOR REGULARLY UPDATED FUND INFORMATION.


*Citigroup EM EPAC Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund invested in "cash equivalents"-- highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

As of 10/31/2003

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL EXPLORER FUND
-----------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                                  NOVEMBER 4, 1996-OCTOBER 31, 2003

[MOUNTAIN CHART APPEARS HERE]
                                        AVERAGE
  QUARTER      INTERNATIONAL      INTERNATIONAL        CITIGROUP         MSCI ALL COUNTRY
    ENDED      EXPLORER FUND     SMALL-CAP FUND    EM EPAC INDEX  WORLD INDEX FREE EX USA
-----------------------------------------------------------------------------------------
11/4/1996              10000              10000            10000                    10000
   199701               9527              10155             9528                     9674
   199704               9357              10116             9452                     9913
   199707               9948              11186            10087                    11331
   199710               9227              10559             9376                    10067
   199801               9177              10170             9194                    10357
   199804              10763              12207            10423                    11511
   199807              11530              12373            10338                    11367
   199810               9954              10610             9482                    10559
   199901              10925              11420             9985                    11497
   199904              13078              12780            10673                    12372
   199907              15887              14398            11152                    12622
   199910              16462              15222            11193                    13226
   200001              22794              19799            12005                    14249
   200004              22755              19918            11751                    14337
   200007              21911              19446            11869                    13990
   200010              20132              17684            10951                    12953
   200101              20203              16928            11057                    12986
   200104              18667              15681            10467                    11868
   200107              16656              14316             9766                    10851
   200110              14360              12647             8853                     9724
   200201              15155              12918             8930                     9859
   200204              16489              14450             9901                    10537
   200207              14496              12920             9049                     9199
   200210              13034              11469             8291                     8666
   200301              12985              11283             8245                     8480
   200304              13794              12413             8852                     8932
   200307              16676              14449            10256                    10025
   200310              19250              16922            12024                    11300
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED OCTOBER 31, 2003        FINAL VALUE
                                                                  ONE          FIVE         SINCE      OF A $10,000
                                                                 YEAR         YEARS     INCEPTION        INVESTMENT
-------------------------------------------------------------------------------------------------------------------
International Explorer Fund*                                   47.70%        14.10%         9.82%           $19,250
MSCI All Country World Index Free ex USA                       30.40          1.37          1.76             11,300
Citigroup EM EPAC Index                                        45.03          4.87          2.67             12,024
Average International Small-Cap Fund**                         47.55          9.79          7.82             16,922
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%)
                  NOVEMBER 4, 1996-OCTOBER 31, 2003

[BAR CHART APPEARS HERE]

                 INTERNATIONAL         CITIGROUP EM
FISCAL YEAR     EXPLORER FUND*           EPAC INDEX
       1997               -7.7                 -6.2
       1998                7.9                  1.1
       1999               65.4                 18.0
       2000               22.3                 -2.2
       2001              -28.7                -19.2
       2002               -9.2                 -6.4
       2003               47.7                 45.0
---------------------------------------------------

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended September 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                      ONE        FIVE           SINCE INCEPTION
                               INCEPTION DATE        YEAR       YEARS    CAPITAL     INCOME      TOTAL
------------------------------------------------------------------------------------------------------
International Explorer Fund*        11/4/1996      43.37%      13.94%      8.59%      0.55%      9.14%
------------------------------------------------------------------------------------------------------

*Total returns do not reflect the 2% redemption fee assessed on shares purchased on or after June 27, 2003, and held for less than two months.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 21 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income." (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED OCTOBER 31, 2003

                                                                           SINCE
                                           ONE YEAR     FIVE YEARS    INCEPTION*
                                           -------------------------------------
INTERNATIONAL EXPLORER FUND**
  Returns Before Taxes                       47.70%         14.10%         9.82%
  Returns After Taxes on Distributions       47.35          11.02          7.32
  Returns After Taxes on Distributions and
    Sale of Fund Shares                      30.95          10.50          7.05
--------------------------------------------------------------------------------
 *November 4, 1996.
**Total returns do not reflect the 2% redemption fee assessed on shares purchased on or after June 27, 2003, and held for less than two months.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended October 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                               COST OF $10,000             FUND      PEER GROUP*
                            INVESTMENT IN FUND    EXPENSE RATIO    EXPENSE RATIO
--------------------------------------------------------------------------------
International Explorer Fund                $91            0.73%            2.00%
--------------------------------------------------------------------------------
*Average International Small-Cap Fund.

The calculation assumes that no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

As of 10/31/2003

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
INTERNATIONAL EXPLORER FUND                             SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.5%)
--------------------------------------------------------------------------------
AUSTRALIA (0.6%)
  Promina Group Ltd.                                 1,000,000         $  2,356
                                                                    ------------
AUSTRIA (0.8%)
  Andritz AG                                            98,690            3,184
                                                                    ------------
BELGIUM (1.8%)
  Umicore                                               49,710            3,025
  Barco NV                                              31,720            2,342
* Mobistar SA                                           17,168              862
  Sofina SA                                             13,441              606
  Colruyt NV                                             3,235              293
  Distrigaz                                                216              274
                                                                    ------------
                                                                          7,402
                                                                    ------------
DENMARK (2.7%)
* Jyske Bank A/S                                        74,230            3,575
* Topdanmark A/S                                        66,910            3,327
  Bang & Olufsen A/S B Shares                           75,940            2,945
  Coloplast A/S B Shares                                 8,250              694
  Novozymes A/S                                         20,080              647
                                                                    ------------
                                                                         11,188
                                                                    ------------
FINLAND (1.8%)
  YIT-Yhtyma Oyj                                       106,590            3,271
  Finnlines Oyj                                         41,837            1,328
  Alma Media Corp. Oyj                                  32,550            1,150
* Elisa Oyj Class A                                     71,380              851
  KCI Konecranes Oyj                                    20,060              600
  OKO Bank (Osuuspankkien Keskuspankki Oyj)             19,456              394
                                                                    ------------
                                                                          7,594
                                                                    ------------
FRANCE (5.6%)
  Groupe Bourbon SA                                     46,611            3,996
  Gecina SA                                             28,820            3,612
  Eiffage SA                                            28,640            2,977
  Imerys                                                11,810            2,265
  Unibail Co.                                           26,230            2,069
  Compagnie des Alpes                                   26,224            1,730
  Guyenne et Gascogne SA                                14,590            1,577
  Wendel Investissement                                 43,250            1,566
* Groupe Partouche SA                                   18,198            1,464
  Tessi SA                                              38,615            1,417
  Technip SA                                            10,950            1,082
                                                                    ------------
                                                                         23,755
                                                                    ------------
GERMANY (3.5%)
  Vossloh AG                                            62,170            2,887
  Aareal Bank AG                                        92,490            2,779
* Techem AG                                            130,632            2,281
  Takkt AG                                             296,960            1,868
  Rheinmetall AG Pfd.                                   54,810            1,689
  Grenkeleasing AG                                      57,400            1,214
  Rhoen-Klinikum AG                                     14,950              756

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
INTERNATIONAL EXPLORER FUND                             SHARES            (000)
--------------------------------------------------------------------------------
  Hochtief AG                                           29,466         $    737
  Beru AG                                                8,360              469
                                                                    ------------
                                                                         14,680
                                                                    ------------
GREECE (1.8%)
  Greek Organization of Football Prognostics           269,090            3,316
  Public Power Corp.                                   104,407            2,250
  Cosmote Mobile Communications SA                     138,520            1,591
* Hellenic Exchanges SA                                 44,184              294
                                                                    ------------
                                                                          7,451
                                                                    ------------
HONG KONG (4.2%)
  Shenzhen Expressway Co. Ltd.                       9,900,000            3,187
  Moulin International Holdings Ltd.                 4,140,000            3,119
  Asia Aluminum Holdings Ltd.                       14,000,000            2,776
  China Merchants Holdings International Co. Ltd.    1,969,000            2,662
  Kingmaker Footwear Holdings Ltd.                   3,805,836            1,617
  Asia Satellite Telecommunications
    Holdings Ltd.                                      900,000            1,617
  Yue Yuen Industrial (Holdings) Ltd.                  457,000            1,295
  Global Bio-chem Technology Group Co. Ltd.          2,440,000            1,241
                                                                    ------------
                                                                         17,514
                                                                    ------------
INDIA (1.0%)
*(1) Zee Telefilm Warrants Exp. 5/19/2006              675,765            2,040
*(1) Canara Bank Ltd. Warrants Exp. 8/25/2006          685,000            2,032
                                                                    ------------
                                                                          4,072
                                                                    ------------
IRELAND (2.3%)
  DCC PLC                                              284,560            3,821
* Anglo Irish Bank Corp. PLC                           238,860            2,868
  Depfa Bank PLC                                        22,960            2,570
  Jurys Doyle Hotel Group PLC                           43,684              513
                                                                    ------------
                                                                          9,772
                                                                    ------------
ITALY (4.7%)
  Mondadori (Arnoldo) Editore SpA                      366,860            2,815
  Saipem SpA                                           379,080            2,759
  Ergo Previdenza SpA                                  559,510            2,433
  Italmobiliare SpA                                     52,020            2,337
  Sol SpA                                              540,912            2,308
  Pirelli & C. Real Estate SpA                          73,787            2,059
  Italmobiliare SpA Non-Convertible Risp.               69,530            2,044
  Compagnie Industriali Riunite SpA                  1,160,450            1,874
  Autostrada Torino-Milano SpA                          96,080            1,221
                                                                    ------------
                                                                         19,850
                                                                    ------------
JAPAN (16.1%)
  Nippon Sanso Corp.                                   650,000            2,690
  Nippon Chemi-Con Corp.                               623,000            2,465
  Hokuetsu Paper Mills, Ltd.                           452,000            2,450
  Plenus Co. Ltd.                                       96,900            2,433
  Amada Co., Ltd.                                      560,000            2,420
  Eneserve Corp.                                        58,000            2,374
  Japan Airport Terminal Co., Ltd.                     314,000            2,259
  Hiroshima Bank, Ltd.                                 605,000            2,102
  Leopalace 21 Corp.                                   212,000            2,102
  KOA Corp.                                            279,900            2,037
  Nippon Thompson Co., Ltd.                            305,000            2,031
  Tsubaki Nakashima Co., Ltd.                          165,500            2,013
  Tokyo Ohka Kogyo Co., Ltd.                           106,700            1,941
* Columbia Music Entertainment, Inc.                 1,335,000            1,846
  ABC-Mart Inc.                                        115,500            1,817
  Maeda Corp.                                          506,000            1,809
  Sumitomo Titanium Corp.                              108,500            1,801
  Paris Miki Inc.                                      107,000            1,747
  Gunze Ltd.                                           375,000            1,702
  Belluna Co., Ltd.                                     42,150            1,679
* D & M Holdings Inc.                                  416,000            1,665
  Ushio Inc.                                            97,000            1,654
  Nippon System Development Co., Ltd.                   88,800            1,620
  Katokichi Co., Ltd.                                  100,800            1,609
  Sato Corp.                                            73,100            1,586
  Sumitomo Warehouse Co. Ltd.                          551,000            1,584
  Sanyo Chemical Industries, Ltd.                      240,000            1,554
  Glory Ltd.                                            48,200            1,513
  Mimasu Semiconductor Industry Co., Ltd.              113,000            1,474
* UMC Japan                                              1,016            1,386
  Meitec Corp.                                          38,000            1,358
  Drake Beam Morin Japan Inc.                           49,400            1,263
  Yushiro Chemical Industry Co., Ltd.                  153,000            1,183
  Sammy Corp.                                           35,000            1,168
* SKY Perfect Communications Inc.                          895            1,091
  Idec Izumi Corp.                                     175,500            1,031
  Arcland Sakamoto Co., Ltd.                            74,000              963
  Toho Real Estate Co., Ltd.                           166,000              652
  Bellsystem24, Inc.                                     1,580              359
  Inaba DenkiSangyo Co., Ltd.                           23,000              338
  Trusco Nakayama Corp.                                 26,700              331

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                        SHARES            (000)
--------------------------------------------------------------------------------
  Nissin Co., Ltd.                                      72,200         $    269
  United Arrows Ltd.                                     5,300              237
  Meiko Shokai Co., Ltd.                                21,000              181
* Sammy Corp. Warrants Exp. 6/30/2006                    1,480                8
  Resorttrust, Inc.                                        300                7
* Belluna Co., Ltd. Warrants Exp. 9/29/2006              1,500                5
                                                                    ------------
                                                                         67,807
                                                                    ------------
LUXEMBOURG (0.4%)
  SES Global FDR                                       208,171            1,854
                                                                    ------------
NETHERLANDS (2.4%)
* Laurus NV                                          1,762,990            2,767
  Euronext NV                                           85,630            2,095
  Fugro NV                                              37,420            1,881
  Koninklijke Vopak NV                                  90,000            1,340
* Koninklijke Numico NV                                 54,700            1,234
  Grolsch NV                                            36,660              973
                                                                    ------------
                                                                         10,290
                                                                    ------------
SINGAPORE (1.5%)
  Venture Corp. Ltd.                                   155,000            1,683
  Singapore Airport Terminal Services Ltd.           1,167,000            1,502
  MobileOne Ltd.                                     1,806,000            1,411
  Seksun Corp., Ltd.                                 1,850,000            1,307
* YHI International Ltd.                               600,000              362
                                                                    ------------
                                                                          6,265
                                                                    ------------
SOUTH KOREA (3.5%)
  Seoul Securities Co.                                 965,670            2,905
  Koram Bank                                           240,840            2,768
  Hyundai Mobis                                         68,930            2,662
  Hyundai Department Store Co., Ltd.                   102,820            2,602
  Kangwon Land Inc.                                    164,710            2,081
  Daewoo Engineering & Construction Co., Ltd.          260,000            1,011
  AmorePacific Corp.                                     6,600              906
                                                                    ------------
                                                                         14,935
                                                                    ------------
SPAIN (3.0%)
* Baron de Ley, SA                                      91,800            3,757
  Recoletos Grupo de Comunicacion, SA                  357,230            2,741
  Compania de Distribucion Integral Logista, SA         57,070            1,536
  Red Electrica de Espana SA                           104,060            1,403
  Corporacion Mapfre SA                                 78,240              975
  Gamesa Corporacion Tecnologica SA                     35,290              955
  Enagas SA                                             81,100              750
  Acciona SA                                            10,760              565
                                                                    ------------
                                                                         12,682
                                                                    ------------
SWEDEN (2.2%)
* Transcom WorldWide SA                                717,068            2,574
  Saab AB                                              134,590            1,803
  Swedish Match AB                                     152,800            1,244
  D. Carnegie & Co. AB                                 111,450            1,157
* Wedins Skor & Accessoarer AB                       2,696,820              595
  Nobia AB                                              73,010              590
  Observer AB                                          134,220              535
* Capio AB                                              71,520              495
  Axfood AB                                              7,822              156
                                                                    ------------
                                                                          9,149
                                                                    ------------
SWITZERLAND (3.6%)
* Schindler Holding AG (Ptg. Ctf.)                      13,490            3,031
  Kuoni Reisen Holding AG (Registered)                   8,680            2,707
  Valora Holding AG                                     11,330            2,622
  Lindt & Spruengli AG                                   2,390            1,808
  Helvetia Patria Holding AG                            10,450            1,424
  Bank Sarasin & Cie AG                                    810            1,201
  SAIA-Burgess Electronics Holding AG                    3,140            1,070
  BKW FMB Energie AG                                     2,229              731
  Compagnie Financier Tradition                          4,820              415
                                                                    ------------
                                                                         15,009
                                                                    ------------
TAIWAN (1.3%)
*(1)Basso Industry Warrants Exp. 5/26/2006           1,456,200            2,915
*(1)Asia Optical Co. Warrants Exp. 9/5/2006            362,000            2,396
                                                                    ------------
                                                                          5,311
                                                                    ------------
UNITED KINGDOM (27.7%)
  ICAP PLC                                             200,000            4,679
  iSOFT Group PLC                                      670,130            3,863
  Intermediate Capital Group PLC                       198,076            3,445
  Paragon Group Companies PLC                          660,000            3,427
  Chrysalis Group PLC                                  925,000            3,281
* Britannic Group PLC                                  705,000            3,278
  Forth Ports PLC                                      175,000            3,133
* Eidos PLC                                          1,173,740            3,107
  Findel PLC                                           600,000            3,095
  Bellway PLC                                          280,000            2,927
  AEA Technology PLC                                   619,276            2,900
  Somerfield PLC                                     1,400,000            2,875
  Greggs PLC                                            50,000            2,816
  Whatman PLC                                        1,020,000            2,752
  Nestor Healthcare Group PLC                          525,000            2,673
  Games Workshop Group PLC                             216,000            2,566
  The Go-Ahead Group PLC                               145,000            2,559
  Abbot Group PLC                                      800,000            2,523
  Balfour Beatty PLC                                   770,000            2,502
  French Connection Group PLC                           72,251            2,410

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
INTERNATIONAL EXPLORER FUND                             SHARES            (000)
--------------------------------------------------------------------------------
  Carillion PLC                                      1,000,000         $  2,409
  Alexon Group PLC                                     400,000            2,306
  Unite Group PLC                                      850,000            2,265
  Domestic & General Group PLC                         260,000            2,228
  Redrow PLC                                           425,000            2,221
  London Merchant Securities PLC Ordinary              850,000            2,221
  Quintain Estates & Development PLC                   400,000            2,191
  Babcock International Group PLC                    1,225,000            2,131
  Stanley Leisure PLC                                  350,000            2,115
* Photo-Me International PLC                         1,000,000            2,028
  William Hill PLC                                     350,000            2,013
* Lastminute.com PLC                                   400,000            2,013
  Enterprise Inns PLC                                  140,000            2,009
  Galen Holdings PLC                                   145,000            1,861
  Speedy Hire PLC                                      265,000            1,776
  BPP Holdings PLC                                     330,000            1,764
  Inchcape PLC                                          75,000            1,739
  Liontrust Asset Management PLC                       220,000            1,575
  Alfred McAlpine Group PLC                            320,000            1,559
  Taylor Woodrow PLC                                   410,000            1,558
  First Choice Holidays PLC                            675,000            1,426
  Reed Health Group PLC                                820,000            1,405
  Countrywide Assured Group PLC                        600,000            1,395
  Alpha Airports Group PLC                           1,000,000            1,383
  Courts PLC                                           250,000            1,249
  Westbury PLC                                         195,000            1,224
  Computacenter PLC                                    150,000            1,158
  Shanks Group PLC                                     600,000            1,123
  Low & Bonar PLC                                      725,000              990
  Emap PLC                                              70,000              951
  Shaftesbury PLC                                      250,000              924
* NDS Group PLC ADR                                     47,470              831
  Goldshield Group PLC                                 190,000              679
  Regent Inns PLC                                      424,210              651
* London Merchant Securities PLC Deferred Ordinary     100,000              255
  Management Consulting Group PLC                      146,572               63
                                                                    ------------
                                                                        116,500
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $338,074)                                                       388,620
--------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE^
                                                         (000)            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (13.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.06%, 11/3/2003--Note F                             $ 8,140         $  8,140
  1.06%, 11/3/2003                                      50,169           50,169
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $58,309)                                                         58,309
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.4%)
  (Cost $396,383)                                                       446,929
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      4,728
Payables for Investment Securities Purchased                            (22,561)
Other Liabilities--Note F                                                (8,895)
                                                                    ------------
                                                                        (26,728)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 35,338,686 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)                       $420,201
================================================================================

NET ASSET VALUE PER SHARE                                                $11.89
================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003, the aggregate value of these securities was $9,383,000, representing 2.2% of net assets.
ADR--American Depositary Receipt.
FDR--Fiduciary Depositary Receipt.
(Ptg. Ctf.)--Participating Certificate.

--------------------------------------------------------------------------------
AT OCTOBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                        AMOUNT              PER
                                                         (000)            SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                       $372,843           $10.55
Undistributed Net Investment Income                      2,233              .06
Accumulated Net Realized Losses                         (5,482)            (.15)
Unrealized Appreciation
  Investment Securities                                 50,546             1.43
  Foreign Currencies                                        61               --
--------------------------------------------------------------------------------
NET ASSETS                                            $420,201           $11.89
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                    INTERNATIONAL EXPLORER FUND
                                                    YEAR ENDED OCTOBER 31, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                            $ 3,254
  Interest                                                                  143
  Security Lending                                                            1
--------------------------------------------------------------------------------
    Total Income                                                          3,398
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               496
    Performance Adjustment                                                   (6)
  The Vanguard Group--Note C
    Management and Administrative                                           399
    Marketing and Distribution                                               20
  Custodian Fees                                                            161
  Auditing Fees                                                              18
  Shareholders' Reports and Proxies                                          10
--------------------------------------------------------------------------------
    Total Expenses                                                        1,098
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     2,300
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                               (109)
  Foreign Currencies and Forward Currency Contracts                       1,189
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  1,080
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  63,151
  Foreign Currencies and Forward Currency Contracts                         184
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         63,335
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $66,715
================================================================================
*Dividends are net of foreign withholding taxes of $334,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                   INTERNATIONAL EXPLORER FUND
                                                 -------------------------------
                                                          YEAR             YEAR
                                                         ENDED            ENDED
                                                 OCT. 31, 2003    OCT. 31, 2002
                                                         (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $  2,300         $    505
  Realized Net Gain (Loss)                               1,080           (4,270)
  Change in Unrealized Appreciation (Depreciation)      63,335           (7,402)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                   66,715          (11,167)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                   (793)            (361)
  Realized Capital Gain                                     --               --
--------------------------------------------------------------------------------
    Total Distributions                                   (793)            (361)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                               369,137          129,889
  Issued in Lieu of Cash Distributions                     705              341
  Redeemed*                                           (111,770)         (44,129)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share
      Transactions                                     258,072           86,101
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            323,994           74,573
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                   96,207           21,634
--------------------------------------------------------------------------------
End of Period                                         $420,201         $ 96,207
================================================================================

1Shares Issued (Redeemed)
  Issued                                                35,913           13,936
  Issued in Lieu of Cash Distributions                      87               37
  Redeemed                                             (12,522)          (4,498)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding       23,478            9,475
================================================================================
*Net of redemption fees of $30,000 for 2003. The fund did not assess redemption fees in 2002.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INTERNATIONAL EXPLORER FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                         -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003      2002      2001      2000      1999
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $8.11     $9.07    $15.50    $14.29    $ 9.35
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                             .14+       .08       .05      (.05)      .06
  Net Realized and Unrealized Gain (Loss) on Investments   3.70      (.90)    (3.78)     3.23      5.62
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       3.84      (.82)    (3.73)     3.18      5.68
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.06)     (.14)     (.09)     (.01)     (.04)
  Distributions from Realized Capital Gains                  --        --     (2.61)    (1.96)     (.70)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.06)     (.14)    (2.70)    (1.97)     (.74)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $11.89     $8.11    $ 9.07    $15.50    $14.29
========================================================================================================

TOTAL RETURN                                             47.70%    -9.24%   -28.67%    22.37%    65.27%
========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $420       $96       $22       $19       $10
  Ratio of Expenses to Average Net Assets                 0.73%   1.04%**   1.50%**   1.50%**   1.50%**
  Ratio of Net Investment Income (Loss)
    to Average Net Assets                                 1.52%     1.13%     0.15%   (0.26%)     0.53%
  Portfolio Turnover Rate                                   60%       40%       48%       86%       81%
========================================================================================================

 *Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months. **Expense ratios before waivers and reimbursements of expenses were 1.55%,
  2.19%, 2.32%, and 2.74%, respectively.
 +Calculated based on average shares outstanding.



SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance since July 31, 2002, relative to the Citigroup Extended Market Europe & Pacific Index. For the year ended October 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.30% of the fund's average net assets before a decrease of $6,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2003, the fund had contributed capital of $48,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.05% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax char-acter. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2003, the fund realized net foreign currency losses of $58,000, which decreased distributable net income for tax purposes; accordingly, such losses have been re-classified from accumulated net realized losses to undistributed net investment income. The fund also realized gains on sales of "passive foreign investment companies" of $76,000, which have been included in current and prior periods' taxable income; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2003, the fund had $2,732,000 of ordinary income available for distribution. The fund had available realized losses of $5,482,000 to offset future net capital gains of $766,000 through October 31, 2009, and $4,716,000 through October 31, 2010.

At October 31, 2003, net unrealized appreciation of investment securities for tax purposes was $50,145,000, consisting of unrealized gains of $52,533,000 on securities that had risen in value since their purchase and $2,388,000 in unrealized losses on securities that had fallen in value since their purchase.

The fund had net unrealized foreign currency gains of $61,000 resulting from the translation of other assets and liabilities at October 31, 2003.

E. During the year ended October 31, 2003, the fund purchased $322,511,000 of investment securities and sold $88,842,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at October 31, 2003, was $8,174,000, for which the fund held as collateral cash of $8,140,000 and U.S. government and agency securities with a market value of $461,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 15, 2003

SPECIAL 2003 TAX INFORMATION

(unaudited) FOR VANGUARD INTERNATIONAL EXPLORER FUND

This information for the fiscal year ended October 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

The fund has elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign tax paid per share outstanding on October 31, 2003, are as follows:

-----------------------------------
                  GROSS
                FOREIGN     FOREIGN
COUNTRY       DIVIDENDS         TAX
-----------------------------------
Australia       $0.0008     $0.0001
Belgium          0.0016      0.0002
China            0.0016      0.0000
Denmark          0.0019      0.0001
Finland          0.0022      0.0003
France           0.0037      0.0002
Germany          0.0032      0.0005
Greece           0.0032      0.0000
Hong Kong        0.0077      0.0000
Ireland          0.0060      0.0000
Italy            0.0039      0.0005
Japan            0.0083      0.0006
Netherlands      0.0053      0.0008
Singapore        0.0036      0.0008
South Korea      0.0028      0.0005
Spain            0.0022      0.0000
Sweden           0.0032      0.0005
Switzerland      0.0011      0.0002
United Kingdom   0.0382      0.0034
-----------------------------------

The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2003. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2004.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.

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27

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional Information, available from
The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Explorer, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1260 122003

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD WHITEHALL FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: December 12, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD WHITEHALL FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: December 12, 2003

      VANGUARD WHITEHALL FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: December 12, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.